UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® International New Discovery Fund

ANNUAL REPORT

September 30, 2011

MIO-ANN

MFS® INTERNATIONAL NEW DISCOVERY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Croda International PLC	1.5%
Bunzl PLC	1.5%
Swedish Match AB	1.4%
Synthes, Inc.	1.2%
Miraca Holdings, Inc.	1.2%
Amadeus Holdings AG	1.2%
JGC Corp.	1.1%
NEXT PLC	1.0%
Vtech Holdings Ltd.	1.0%
Hiscox Ltd.	0.9%

Equity sectors
Financial Services	16.0%
Special Products & Services	12.4%
Health Care	9.6%
Retailing	9.0%
Consumer Staples	8.9%
Basic Materials	7.5%
Industrial Goods & Services	7.2%
Technology	7.1%
Leisure	4.2%
Autos & Housing	4.1%
Energy	3.2%
Utilities & Communications	3.2%
Transportation	2.8%

Issuer country weightings
United Kingdom	19.5%
Japan	16.6%
United States	8.4%
Brazil	6.4%
Germany	5.7%
France	4.1%
Switzerland	3.8%
Australia	3.3%
Hong Kong	3.0%
Other Countries	29.2%

Percentages are based on net assets as of 9/30/11.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2011, Class A shares of the MFS International New Discovery Fund (the “fund”) provided a total return of –5.53%, at net asset value. This compares with a return of –9.65% for the fund’s benchmark, the Standard & Poor’s Global Ex U.S. SmallCap Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Contributors to Performance

Stock selection in the health care sector was a key driver of positive relative performance. The fund’s holdings of medical device manufacturer Synthes (b) (Switzerland) and Japanese pharmaceutical company Santen Pharmaceutical (b), as well as the timing of ownership in shares of health care services company Miraca Holdings (Japan), were among the fund’s top relative contributors over the reporting period. Shares of Synthes rose as the company reported higher earnings for the first half of 2011 with strong results coming from both its trauma and spine businesses.

3

Management Review – continued

Stock selection in the basic materials sector had a positive impact on relative results. The fund’s holdings of mining company Iluka Resources (Australia) and specialty chemical products maker Croda International (United Kingdom) were top relative contributors within this sector. Shares of Iluka increased dramatically throughout the period as lack of supply for its two major commodity products, zircon (which is primarily used in decorative ceramics such as housing tile) and titanium dioxide (primarily used for pigmentation in paints and plastics), allowed the company’s management to significantly increase prices of these products which resulted in higher earnings for the company.

Stock selection in the special products & services sector also boosted relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Elsewhere, the fund’s holdings of tobacco company Swedish Match Company (b) (Sweden), engineering and construction company JGC Corp. (b) (Japan), and parcel delivery services company Yamato Holding (b) (Japan) strengthened relative performance. The value of JGC’s shares increased substantially during the period as a result of strong revenues and operating margins which increased earnings and allowed the company’s management to increase its sales and earnings guidance for the remainder of 2011. The timing of the fund’s ownership in shares of automotive parts manufacturer Mando Corp. (South Korea) also boosted relative returns.

The fund’s cash position was another contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

During the reporting period, top individual detractors from relative performance included the fund’s holdings of Hong Kong-headquartered retailer Esprit Holdings (b), Australian airliner Qantas Airways (b), information technology products and electronics maker Acer (b)(h) (Taiwan), Canadian oil and gas exploration and production companies, Bankers Petroleum and Niko Resources (b)(h), housing goods producer Duratex (Brazil), and weld fittings manufacturer TK Corp. (South Korea). Shares of Esprit Holdings declined over the period due to struggling same store sales as the company hired a new management team and began restructuring the firm. The costs of restructuring caused earnings to fall during the reporting period. Shares of Qantas Airways came under pressure throughout the period as rising oil costs lowered demand for air travel. Acer’s shares declined throughout 2011 due to lower revenues, lower gross profit margins, due to the firm’s reduction in the inventory

4

Management Review – continued

build-up in Europe, and new competition on the traditional PC market from makers of tablets such as Apple’s iPad.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	(5.53)%	1.49%	10.86%	N/A
B	10/02/00	(6.21)%	0.76%	10.10%	N/A
C	10/02/00	(6.20)%	0.75%	10.10%	N/A
I	10/09/97	(5.27)%	1.77%	11.21%	N/A
R1	4/01/05	(6.21)%	0.73%	N/A	4.75%
R2	10/31/03	(5.76)%	1.23%	N/A	8.34%
R3	4/01/05	(5.55)%	1.47%	N/A	5.52%
R4	4/01/05	(5.26)%	1.75%	N/A	5.81%
529A	7/31/02	(5.60)%	1.32%	N/A	10.62%
529B	7/31/02	(6.31)%	0.61%	N/A	9.87%
529C	7/31/02	(6.29)%	0.62%	N/A	9.87%
Comparative benchmark
Standard & Poor’s Global Ex U.S. SmallCap Index (f)		(9.65)%	0.20%	11.18%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(10.96)%	0.30%	10.20%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(9.96)%	0.49%	10.10%	N/A
C With CDSC (1% for 12 months) (x)		(7.13)%	0.75%	10.10%	N/A
529A With Initial Sales Charge (5.75%)		(11.03)%	0.13%	N/A	9.91%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(10.04)%	0.34%	N/A	9.87%
529C With CDSC (1% for 12 months) (x)		(7.22)%	0.62%	N/A	9.87%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Standard & Poor’s Global Ex U.S. SmallCap Index – represents the small capitalization stock component (the bottom 20% of the available market capitalization within each country) of the S&P Global Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2011 through September 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2011 through September 30, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Expenses Paid During Period (p) 4/01/11-9/30/11
A	Actual	1.45%	$1,000.00	$847.81	$6.72
	Hypothetical (h)	1.45%	$1,000.00	$1,017.80	$7.33
B	Actual	2.20%	$1,000.00	$844.97	$10.18
	Hypothetical (h)	2.20%	$1,000.00	$1,014.04	$11.11
C	Actual	2.20%	$1,000.00	$844.72	$10.17
	Hypothetical (h)	2.20%	$1,000.00	$1,014.04	$11.11
I	Actual	1.20%	$1,000.00	$849.17	$5.56
	Hypothetical (h)	1.20%	$1,000.00	$1,019.05	$6.07
R1	Actual	2.20%	$1,000.00	$844.50	$10.17
	Hypothetical (h)	2.20%	$1,000.00	$1,014.04	$11.11
R2	Actual	1.70%	$1,000.00	$846.86	$7.87
	Hypothetical (h)	1.70%	$1,000.00	$1,016.55	$8.59
R3	Actual	1.46%	$1,000.00	$847.95	$6.76
	Hypothetical (h)	1.46%	$1,000.00	$1,017.75	$7.38
R4	Actual	1.21%	$1,000.00	$849.15	$5.61
	Hypothetical (h)	1.21%	$1,000.00	$1,019.00	$6.12
529A	Actual	1.53%	$1,000.00	$847.55	$7.09
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
529B	Actual	2.28%	$1,000.00	$844.53	$10.54
	Hypothetical (h)	2.28%	$1,000.00	$1,013.64	$11.51
529C	Actual	2.28%	$1,000.00	$844.75	$10.54
	Hypothetical (h)	2.28%	$1,000.00	$1,013.64	$11.51

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 1.50%, 2.25%, and 2.25% for Classes 529A, 529B, and 529C, respectively; the actual expenses paid during the period would have been approximately $6.95, $10.41, and $10.41 for Classes 529A, 529B, and 529C respectively; and the hypothetical expenses paid during the period would have been approximately $7.59, $11.36, and $11.36 for Classes 529A, 529B, and 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

9/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.2%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Cobham PLC	666,166	$1,806,936
Meggitt PLC	1,837,786	9,536,447

		$11,343,383
Airlines - 1.3%
Copa Holdings S.A., “A”	136,280	$8,349,876
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	151,300	7,522,636
Qantas Airways Ltd. (a)	6,768,813	9,062,646
Stagecoach Group PLC	1,994,144	7,603,325

		$32,538,483
Alcoholic Beverages - 0.7%
Carlsberg Group	189,897	$11,263,912
Davide Campari-Milano S.p.A.	967,834	7,058,879

		$18,322,791
Apparel Manufacturers - 2.2%
ANTA Sports Products Ltd.	3,982,000	$4,530,781
Arezzo Indústria e Comércio S.A.	395,240	3,993,916
Burberry Group PLC	346,701	6,275,805
Cia.Hering	461,500	7,709,462
Gerry Weber International AG	296,037	8,438,138
Li & Fung Ltd.	3,642,000	5,979,429
Stella International Holdings Ltd.	6,483,500	14,257,934
Top Glove Corp.	3,235,700	4,133,315

		$55,318,780
Automotive - 1.3%
Geely Automobile Holdings Ltd.	27,160,000	$5,852,078
GKN PLC	1,873,600	5,065,282
Guangzhou Automobile Group Co. Ltd., “H”	6,598,000	6,416,922
Mando Corp.	43,799	7,062,350
NGK Spark Plug Co. Ltd	60,000	812,306
USS Co. Ltd.	99,820	8,490,714

		$33,699,652
Biotechnology - 0.6%
Abcam PLC	428,330	$2,411,923

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Biotechnology - continued
Actelion Ltd.	127,884	$4,254,474
Lonza Group AG	44,248	2,656,018
TECHNE Corp.	74,960	5,098,030

		$14,420,445
Broadcasting - 1.6%
Havas S.A.	2,868,710	$10,456,095
Nippon Television Network Corp.	34,350	4,958,845
Proto Corp.	197,100	6,785,370
Publicis Groupe	150,000	6,280,014
Rightmove PLC	613,364	11,396,910

		$39,877,234
Brokerage & Asset Managers - 4.9%
Aberdeen Asset Management PLC	6,330,445	$16,933,907
Bolsa Mexicana de Valores S.A. de C.V.	4,509,800	6,230,528
CETIP S.A.-Balcao Organizado de Ativos e Derivativos	580,600	7,256,535
Computershare Ltd.	1,159,261	8,254,692
Daiwa Securities Group, Inc.	2,052,000	7,656,737
GAM Holding Ltd.	126,423	1,580,045
ICAP PLC	1,544,363	9,816,526
IG Group Holdings PLC	1,802,955	12,458,314
Osaka Securities Exchange Co. Ltd.	2,717	12,429,625
Rathbone Brothers PLC	641,435	10,353,574
Schroders PLC	902,534	17,907,369
Yuanta Financial Holding Co. Ltd. (a)	21,915,360	10,983,378

		$121,861,230
Business Services - 9.0%
Amadeus Fire AG	253,777	$8,723,288
Amadeus Holdings AG	1,792,177	28,769,397
Brenntag AG	83,848	7,290,979
Brunel International N.V.	97,930	3,142,261
Bunzl PLC	3,197,490	37,977,781
Cabcharge Australia Ltd.	2,084,916	8,667,704
Capgemini	122,461	4,081,019
Cielo S.A.	206,776	4,607,852
Cognizant Technology Solutions Corp., “A” (a)	163,550	10,254,585
CTS Eventim AG	278,445	8,291,403
Electrocomponents PLC	1,130,717	3,334,044
HomeServe PLC	2,107,086	15,034,559
Intertek Group PLC	500,239	14,342,590
LPS Brasil-Consultoria de Imoveis S.A.	330,700	5,302,808

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
LSL Property Services PLC	2,089,488	$7,189,997
Misumi Group Inc.	100,200	2,223,556
MITIE Group PLC	1,126,950	4,085,589
Multiplus S.A.	269,810	3,752,443
Nomura Research Institute Ltd.	637,000	14,479,530
Premier Farnell PLC	1,742,000	4,176,490
Redecard S.A.	268,200	3,651,600
SEEK Ltd. (l)	772,821	3,917,689
Serco Group PLC	264,225	2,093,512
Sodexo	216,434	14,261,660
TAKKT AG	357,368	4,304,266

		$223,956,602
Cable TV - 0.9%
Dish TV India Ltd. (a)	3,196,938	$5,016,911
Naspers	213,477	9,240,759
Telenet Group Holding N.V.	205,000	7,510,699

		$21,768,369
Chemicals - 0.7%
Nufarm Ltd. (a)	2,786,831	$11,325,874
Victrex PLC	372,623	6,295,232

		$17,621,106
Computer Software - 1.5%
Dassault Systemes S.A.	92,943	$6,562,667
OBIC Co. Ltd.	118,440	22,867,406
Totvs S.A.	494,500	8,415,902

		$37,845,975
Computer Software - Systems - 1.6%
Konica Minolta Holdings, Inc.	2,078,000	$14,235,679
NICE Systems Ltd. (a)	323,183	9,662,204
Venture Corp. Ltd.	2,635,000	13,360,721
Wincor Nixdorf AG	76,514	3,440,083

		$40,698,687
Conglomerates - 1.2%
Alfa S.A.B de C.V.	434,150	$4,523,240
Ansell Ltd.	171,839	2,150,407
DCC PLC	431,544	10,826,225
First Pacific Co. Ltd.	8,252,000	7,204,700

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Conglomerates - continued
Smiths Group PLC	262,605	$4,045,839

		$28,750,411
Construction - 2.8%
Bellway PLC	2,335,757	$22,549,866
BUZZI UNICEM S.p.A (a)	943,300	7,603,088
China Shanshui Cement Group Ltd.	4,176,000	2,749,327
Corporacion GEO S.A.B. de C.V. (a)	3,556,000	4,607,676
Corporacion Moctezuma S.A. de C.V.	1,415,100	2,755,009
Duratex S.A.	2,147,850	9,835,388
Geberit AG	72,784	13,380,272
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	4,101,200	5,586,181

		$69,066,807
Consumer Products - 4.6%
Beiersdorf AG	208,068	$11,142,605
Christian Dior S.A.	205,568	22,997,078
Dabur India Ltd.	6,184,133	12,931,932
Dr. Ci:Labo Co. Ltd.	605	3,900,548
Hengan International Group Co. Ltd.	961,500	7,631,402
Henkel KGaA, IPS	205,879	10,939,539
Kimberly-Clark de Mexico S.A. de C.V., “A”	905,360	4,654,606
Kose Corp.	107,300	2,726,930
Milbon Co. Ltd.	173,030	5,408,757
Oriflame Cosmetics S.A., SDR	187,600	6,770,530
PZ Cussons	427,300	2,191,565
Shiseido Co. Ltd.	191,300	3,705,021
Uni-Charm Corp.	402,400	19,314,579

		$114,315,092
Consumer Services - 1.8%
Anhanguera Educacional Participacoes S.A.	981,500	$12,632,522
Dignity PLC	1,414,884	18,711,949
Kakaku.com, Inc.	40,000	1,648,393
Kroton Educacional S.A., IEU (a)	802,216	7,658,438
Rakuten	2,346	2,739,583
Thomas Cook Group PLC	1,188,852	729,769

		$44,120,654
Containers - 1.1%
Klabin S.A., IPS	2,136,200	$5,907,853
Mayr-Melnhof Karton AG	85,690	7,712,203

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - continued
Owens-Illinois, Inc. (a)	450,600	$6,813,072
Viscofan S.A.	207,728	7,489,229

		$27,922,357
Electrical Equipment - 1.8%
Kaba Holding AG	3,317	$1,126,605
Legrand S.A.	289,820	9,035,148
OMRON Corp.	88,821	1,739,675
Pfeiffer Vacuum Technology AG (l)	94,169	8,202,278
Sensata Technologies Holding B.V. (a)	475,000	12,568,500
Spectris PLC	614,359	11,127,759

		$43,799,965
Electronics - 3.0%
Advantech Co. Ltd.	4,852,787	$12,765,688
ASM International N.V.	265,523	6,600,966
Domino Printing Sciences PLC	939,533	6,744,735
Halma PLC	1,078,250	5,282,167
Hirose Electric Co. Ltd.	68,408	6,357,075
Infineon Technologies AG	1,139,532	8,392,033
Melexis N.V.	213,001	2,590,120
Seoul Semiconductor Co. Ltd.	302,085	5,337,658
Siliconware Precision Industries Co.	13,690,000	13,449,635
Tripod Technology Corp.	2,503,050	6,494,258

		$74,014,335
Energy - Independent - 1.4%
Bankers Petroleum Ltd. (a)	2,027,080	$6,770,474
Cairn Energy PLC (a)	3,116,995	13,508,691
Cobalt International Energy, Inc. (a)	273,400	2,107,914
Fuchs Petrolub AG, IPS	288,359	11,890,771
Resource Generation Ltd. (a)	3,589,134	1,338,893

		$35,616,743
Engineering - Construction - 1.4%
Cape PLC	309,325	$2,177,221
JGC Corp.	1,070,000	26,273,353
Outotec Oyj	134,946	4,798,680
Toshiba Plant Kensetsu Co. Ltd.	251,000	2,482,576

		$35,731,830
Food & Beverages - 2.2%
Arca Continental S.A.B de C.V.	1,070,946	$4,470,367

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
Associated British Foods PLC	305,308	$5,236,336
Britvic PLC	1,592,791	7,767,115
Coca-Cola Hellenic Bottling Co. S.A.	351,298	6,222,013
Cranswick PLC	8,402	82,586
Kerry Group PLC	298,968	10,467,030
M Dias Branco S.A Industria e Comercio de Alimentos	450,000	8,938,971
Tiger Brands Ltd.	352,653	9,140,830
Want Want China Holdings Ltd.	4,000,000	3,585,895

		$55,911,143
Food & Drug Stores - 2.1%
Cosmos Pharmaceutical Corp.	77,300	$3,975,264
CP All PLC	5,981,900	9,236,970
Dairy Farm International Holdings Ltd.	645,300	5,485,050
FamilyMart Co. Ltd.	111,500	4,258,944
Lawson, Inc.	260,700	14,734,942
Magnit OJSC, GDR	420,300	7,931,409
Sundrug Co. Ltd.	189,100	5,923,463

		$51,546,042
Gaming & Lodging - 0.9%
Ladbrokes PLC	1,216,595	$2,246,397
Minor International Public Co. Ltd.	6,781,000	2,246,881
Paddy Power PLC	125,840	6,506,177
Sands China Ltd. (a)	3,156,400	7,259,670
William Hill PLC	1,416,192	4,975,885

		$23,235,010
General Merchandise - 0.8%
David Jones Ltd.	1,177,210	$3,357,674
E-Mart Co. Ltd. (a)	35,275	8,923,178
Lojas Renner S.A.	155,900	4,199,620
Shinsegae Co. Ltd.	12,458	2,835,339

		$19,315,811
Health Maintenance Organizations - 0.3%
Odontoprev S.A.	478,600	$7,073,684

Insurance - 3.9%
Admiral Group PLC	574,048	$11,254,583
Amlin PLC	1,988,020	8,713,428
Brasil Insurance Paticipaco e Administracao S.A.	1,070,000	10,015,689

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Catlin Group Ltd.	1,271,404	$7,329,879
CNinsure, Inc., ADR (a)(l)	323,235	2,262,645
Hiscox Ltd.	4,084,979	23,325,347
Insurance Australia Group Ltd.	1,496,740	4,327,844
Jardine Lloyd Thompson Group PLC	864,060	8,448,580
Mediolanum S.p.A.	1,750,101	6,345,803
Samsung Fire & Marine Insurance Co. Ltd.	35,398	6,320,832
Storebrand A.S.A.	1,839,745	9,241,371

		$97,586,001
Leisure & Toys - 0.4%
Sankyo Co. Ltd.	123,600	$6,667,956
Shimano, Inc.	50,200	2,654,695

		$9,322,651
Machinery & Tools - 3.3%
Aalberts Industries N.V.	195,425	$2,914,704
BEML Ltd.	303,020	2,819,624
Burckhardt Compression Holding AG	17,500	3,456,713
Charter International PLC	253,707	3,406,762
Faiveley SA	28,600	1,716,994
Flowserve Corp.	61,190	4,528,060
GEA Group AG	775,500	18,119,891
GLORY Ltd.	232,500	5,440,305
Kennametal, Inc.	164,750	5,393,915
Neopost S.A.	124,085	9,118,779
Rotork PLC	166,366	4,004,574
Seco Tools AB, “B”	200,000	2,138,181
Sinotruk (Hong Kong) Ltd.	9,417,000	5,292,793
Spirax-Sarco Engineering PLC	122,497	3,406,387
T.K. Corp. (a)	661,340	9,107,916
Union Tool Co.	125,700	2,185,612

		$83,051,210
Major Banks - 0.2%
Julius Baer Group Ltd.	126,423	$4,212,992

Medical & Health Technology & Services - 2.7%
Diagnosticos da America S.A.	1,170,100	$9,950,751
Fleury S.A.	524,100	6,254,915
Hogy Medical Co. Ltd.	43,800	2,025,010
Kobayashi Pharmaceutical Co. Ltd.	340,000	18,304,197

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical & Health Technology & Services - continued
Miraca Holdings, Inc.	692,800	$30,456,051

		$66,990,924
Medical Equipment - 4.3%
Cochlear Ltd.	141,328	$6,279,937
DENTSPLY International, Inc.	289,020	8,870,024
DIASORIN S.p.A.	92,785	3,423,229
Fisher & Paykel Healthcare Corp. Ltd.	7,033,297	13,565,440
Nakanishi, Inc.	80,000	7,262,952
Nihon Kohden Corp.	167,000	4,490,723
Smith & Nephew PLC	469,638	4,222,321
Sonova Holding AG	245,355	22,140,398
Synthes, Inc. (n)	191,177	30,911,430
Waters Corp. (a)	68,567	5,176,123

		$106,342,577
Metals & Mining - 1.3%
Iluka Resources Ltd.	1,387,848	$16,226,300
Maanshan Iron & Steel Co. Ltd.	14,672,000	3,174,266
MOIL Ltd.	1,419,561	8,091,492
Ternium S.A., ADR	261,410	5,445,170

		$32,937,228
Natural Gas - Pipeline - 0.8%
Enagas S.A.	1,104,155	$20,333,676

Network & Telecom - 1.0%
Vtech Holdings Ltd.	2,592,800	$23,786,252

Oil Services - 1.8%
AMEC PLC	577,530	$7,264,033
Dresser-Rand Group, Inc. (a)	148,390	6,014,247
Fugro N.V.	137,477	6,961,102
John Wood Group PLC	446,394	3,667,529
Oceaneering International, Inc.	220,840	7,804,486
Petroleum Geo-Services ASA (a)	189,290	1,908,139
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	97,550	6,679,692
Technip	50,000	4,001,397

		$44,300,625
Other Banks & Diversified Financials - 5.3%
Aeon Credit Service Co. Ltd.	626,900	$9,616,008
Azimut Holding SpA	741,900	5,115,559

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Chiba Bank Ltd.	1,814,451	$12,555,932
Commercial International Bank	1,265,222	4,860,506
Compartamos S.A.B. de C.V.	6,079,850	8,425,939
Credicorp Ltd.	183,880	16,953,736
CSU Cardsystem S.A.	1,717,990	3,627,401
Federal Bank Ltd.	1,197,924	8,870,875
Jyske Bank (a)	495,206	14,686,266
PT Bank Negara Indonesia Tbk.	1,730,000	711,843
Public Bank Berhad	40,588	154,608
Public Bank Berhad	2,170,000	8,364,487
Shizuoka Bank Ltd.	881,000	9,218,324
Sydbank A/S	713,969	12,615,513
TISCO Financial Group Public Co. Ltd.	10,440,400	12,091,182
Unione di Banche Italiane S.c.p.A.	1,062,904	3,924,694

		$131,792,873
Pharmaceuticals - 1.7%
Genomma Lab Internacional S.A., “B” (a)	2,801,100	$4,679,794
Hisamitsu Pharmaceutical Co., Inc.	83,500	4,009,865
Santen Pharmaceutical Co. Ltd.	490,400	20,494,925
Virbac SA	78,272	12,686,610

		$41,871,194
Pollution Control - 0.2%
Daiseki Co. Ltd.	218,100	$4,307,823

Railroad & Shipping - 0.1%
Precious Shipping Public Co. Ltd.	8,078,200	$3,768,181

Real Estate - 1.7%
Ascendas India Trust, REIT	6,939,000	$4,065,154
Ascendas Real Estate Investment Trust, REIT	2,932,466	4,528,950
Asian Property Development Public Co. Ltd.	15,274,800	2,678,065
Brasil Brokers Participacoes S.A.	2,574,900	8,107,118
Deutsche Wohnen AG	1,204,275	16,053,361
Midland Holdings Ltd.	18,206,000	7,391,280

		$42,823,928
Restaurants - 0.4%
Ajisen (China) Holdings Ltd.	4,068,000	$4,657,252
Domino’s Pizza UK & IRL PLC	765,139	5,274,349

		$9,931,601

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Special Products & Services - 0.4%
Filtrona PLC	1,357,793	$7,334,627
SK KAKEN Co. Ltd.	50,000	1,912,356
Tikkurila Oyj	113,311	1,924,485

		$11,171,468
Specialty Chemicals - 4.4%
Air Water, Inc.	323,000	$3,986,148
Chugoku Marine Paints Ltd.	355,000	2,584,468
Croda International PLC	1,491,287	37,990,401
Elementis PLC	4,250,642	8,143,231
Japan Pure Chemical Co. Ltd.	365	984,128
Kansai Paint Co. Ltd.	1,129,000	10,810,264
Mexichem S.A.B de C.V.	1,801,500	5,475,250
Nippon Paint Co. Ltd.	147,000	1,182,249
Sika AG	6,854	12,117,622
Symrise AG	583,013	13,546,348
W. R. Grace & Co. (a)	408,400	13,599,720

		$110,419,829
Specialty Stores - 3.9%
Abc-Mart, Inc.	311,100	$11,945,459
Cj O Shopping Co. Ltd.	48,566	10,757,409
Delticom AG	39,094	3,386,334
DeNA Co. Ltd.	68,800	2,878,261
Esprit Holdings Ltd.	2,909,568	3,530,033
GOME Electrical Appliances Holding Ltd.	12,974,000	2,952,702
Halfords Group PLC	373,500	1,687,174
Hyundai Home Shopping Network Corp.	47,905	5,548,090
JB Hi-Fi Ltd. (l)	449,042	6,503,894
Mitra Adiperkasa Tbk.	3,005,500	1,456,560
NEXT PLC	639,069	25,014,765
Nitori Co. Ltd.	75,000	7,545,726
Point, Inc.	47,890	2,412,860
Shimamura Co. Ltd.	31,100	3,259,460
Travis Perkins PLC	301,350	3,545,564
Yamada Denki Co. Ltd.	75,200	5,250,283

		$97,674,574
Telecommunications - Wireless - 0.3%
Tim Participacoes S.A., ADR	284,122	$6,693,914

Telephone Services - 1.1%
Empresa Nacional de Telecomunicaciones S.A.	228,120	$4,389,000

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telephone Services - continued
PT XL Axiata Tbk	22,774,500	$12,743,355
TDC A/S	1,246,475	10,169,935

		$27,302,290
Tobacco - 1.4%
Swedish Match AB	1,090,740	$36,091,588

Trucking - 1.4%
DSV A/S	881,976	$15,897,719
Yamato Holdings Co. Ltd.	1,109,700	20,196,820

		$36,094,539
Utilities - Electric Power - 1.0%
Aguas Andinas S.A., “A”	9,949,604	$5,265,354
Eletropaulo Metropolitana S.A., IPS	256,500	3,882,457
Equatorial Energia S.A.	701,800	4,329,680
Manila Water Co.	12,506,000	5,414,915
Tractebel Energia S.A.	465,600	6,463,055

		$25,355,461
Total Common Stocks (Identified Cost, $2,406,894,862)		$2,373,856,020

Collateral for Securities Loaned - 0.2%
Morgan Stanley, Repurchase Agreement, 0.08%, dated 9/30/11, due 10/03/11, total to be received $6,230,983 (secured by U.S. Treasury and Federal Agency obligations valued at $6,355,606 in an individually traded account), at Cost and Value	$6,230,969	$6,230,969

Money Market Funds (v) - 4.2%
MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	103,890,731	$103,890,731
Total Investments (Identified Cost, $2,517,016,562)		$2,483,977,720

Other Assets, Less Liabilities - 0.4%		10,532,177
Net Assets - 100.0%		$2,494,509,897

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $30,911,430, representing 1.2% of net assets.

21

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,413,125,831)	$2,380,086,989
Underlying affiliated funds, at cost and value	103,890,731
Total investments, at value, including $5,990,142 of securities on loan (identified cost, $2,517,016,562)	$2,483,977,720
Cash	6,002,316
Foreign currency, at value (identified cost, $5,232,788)	5,224,603
Receivables for
Investments sold	16,126,697
Fund shares sold	7,617,350
Interest and dividends	8,612,574
Other assets	2,909
Total assets	$2,527,564,169
Liabilities
Payables for
Investments purchased	$22,123,069
Fund shares reacquired	2,443,969
Collateral for securities loaned, at value	6,230,969
Payable to affiliates
Investment adviser	132,497
Shareholder servicing costs	1,532,433
Distribution and service fees	30,197
Program manager fees	15
Payable for independent Trustees’ compensation	4,309
Accrued expenses and other liabilities	556,814
Total liabilities	$33,054,272
Net assets	$2,494,509,897
Net assets consist of
Paid-in capital	$2,892,193,535
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $94,657 deferred country tax)	(33,381,048)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(394,913,403)
Undistributed net investment income	30,610,813
Net assets	$2,494,509,897
Shares of beneficial interest outstanding	131,046,290

23

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,199,483,406	63,322,432	$18.94
Class B	57,378,691	3,161,453	18.15
Class C	142,778,216	7,906,017	18.06
Class I	845,262,499	43,400,768	19.48
Class R1	2,559,642	144,998	17.65
Class R2	40,259,303	2,179,431	18.47
Class R3	57,719,858	3,061,691	18.85
Class R4	143,619,556	7,572,473	18.97
Class 529A	3,788,474	202,797	18.68
Class 529B	634,186	36,024	17.60
Class 529C	1,026,066	58,206	17.63

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.10 [100 / 94.25 x $18.94] and $19.82 [100 / 94.25 x $18.68], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$76,638,523
Interest	631,017
Dividends from underlying affiliated funds	121,919
Foreign taxes withheld	(4,200,968)
Total investment income	$73,190,491
Expenses
Management fee	$26,539,292
Distribution and service fees	6,684,087
Program manager fees	6,062
Shareholder servicing costs	4,436,216
Administrative services fee	401,967
Independent Trustees’ compensation	55,471
Custodian fee	1,364,626
Shareholder communications	147,811
Auditing fees	68,035
Legal fees	44,759
Miscellaneous	371,938
Total expenses	$40,120,264
Fees paid indirectly	(235)
Reduction of expenses by investment adviser and distributor	(13,079)
Net expenses	$40,106,950
Net investment income	$33,083,541
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $814,715 country tax)	$237,794,708
Foreign currency transactions	(1,125,277)
Net realized gain (loss) on investments and foreign currency transactions	$236,669,431
Change in unrealized appreciation (depreciation)
Investments (net of $1,702,618 decrease in deferred country tax)	$(426,268,038)
Translation of assets and liabilities in foreign currencies	(425,578)
Net unrealized gain (loss) on investments and foreign currency translation	$(426,693,616)
Net realized and unrealized gain (loss) on investments and foreign currency	$(190,024,185)
Change in net assets from operations	$(156,940,644)

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2011	2010
Change in net assets
From operations
Net investment income	$33,083,541	$26,262,798
Net realized gain (loss) on investments and foreign currency transactions	236,669,431	97,610,407
Net unrealized gain (loss) on investments and foreign currency translation	(426,693,616)	251,209,323
Change in net assets from operations	$(156,940,644)	$375,082,528
Distributions declared to shareholders
From net investment income	$(25,600,271)	$(25,090,658)
Change in net assets from fund share transactions	$164,098,384	$(25,605,978)
Total change in net assets	$(18,442,531)	$324,385,892
Net assets
At beginning of period	2,512,952,428	2,188,566,536
At end of period (including undistributed net investment income of $30,610,813 and $25,203,216, respectively)	$2,494,509,897	$2,512,952,428

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.24	$17.43	$17.39	$30.87	$26.64
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.21	$0.20	$0.27	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(1.34)	2.80	1.05	(8.25)	6.84
Total from investment operations	$(1.10)	$3.01	$1.25	$(7.98)	$7.09
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.26)	$(0.27)	$(0.23)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.20)	$(0.20)	$(1.21)	$(5.50)	$(2.86)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$18.94	$20.24	$17.43	$17.39	$30.87
Total return (%) (r)(s)(t)(x)	(5.53)	17.43	9.88	(31.08)	28.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.44	1.54	1.50	1.51
Expenses after expense reductions (f)	1.42	1.44	1.52	1.45	1.46
Net investment income	1.12	1.14	1.48	1.14	0.88
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$1,199,483	$1,359,614	$1,253,375	$1,472,636	$2,891,693

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.38	$16.70	$16.66	$29.76	$25.77
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.06	$0.09	$0.10	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.27)	2.70	1.02	(7.93)	6.61
Total from investment operations	$(1.20)	$2.76	$1.11	$(7.83)	$6.66
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.08)	$(0.12)	$(0.04)	$(0.04)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.03)	$(0.08)	$(1.07)	$(5.27)	$(2.67)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$18.15	$19.38	$16.70	$16.66	$29.76
Total return (%) (r)(s)(t)(x)	(6.21)	16.59	9.05	(31.57)	27.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	2.19	2.26	2.15	2.16
Expenses after expense reductions (f)	2.17	2.19	2.26	2.15	2.16
Net investment income	0.32	0.33	0.70	0.42	0.16
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$57,379	$85,229	$101,608	$143,620	$301,724

See Notes to Financial Statements

28

Financial Highlights – continued

Class C	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.31	$16.66	$16.61	$29.69	$25.74
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.09	$0.09	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.27)	2.68	1.01	(7.89)	6.59
Total from investment operations	$(1.19)	$2.75	$1.10	$(7.80)	$6.64
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.10)	$(0.05)	$(0.06)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.06)	$(0.10)	$(1.05)	$(5.28)	$(2.69)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$18.06	$19.31	$16.66	$16.61	$29.69
Total return (%) (r)(s)(t)(x)	(6.20)	16.57	9.04	(31.55)	27.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.19	2.26	2.15	2.16
Expenses after expense reductions (f)	2.17	2.19	2.26	2.15	2.16
Net investment income	0.37	0.38	0.71	0.41	0.18
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$142,778	$170,747	$166,342	$220,821	$472,596

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.80	$17.90	$17.85	$31.55	$27.18
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.27	$0.23	$0.37	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(1.39)	2.87	1.09	(8.48)	6.97
Total from investment operations	$(1.07)	$3.14	$1.32	$(8.11)	$7.32
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.32)	$(0.36)	$(0.32)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.25)	$(0.24)	$(1.27)	$(5.59)	$(2.95)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$19.48	$20.80	$17.90	$17.85	$31.55
Total return (%) (r)(s)(x)	(5.27)	17.72	10.19	(30.87)	28.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.19	1.26	1.15	1.16
Expenses after expense reductions (f)	1.18	1.19	1.26	1.15	1.16
Net investment income	1.42	1.42	1.66	1.51	1.19
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$845,262	$774,647	$584,559	$691,978	$1,040,477

See Notes to Financial Statements

30

Financial Highlights – continued

Class R1	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.89	$16.33	$16.37	$29.42	$25.58
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.07	$0.10	$0.10	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.24)	2.61	0.97	(7.79)	6.50
Total from investment operations	$(1.17)	$2.68	$1.07	$(7.69)	$6.55
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.12)	$(0.16)	$(0.13)	$(0.08)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.07)	$(0.12)	$(1.11)	$(5.36)	$(2.71)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$17.65	$18.89	$16.33	$16.37	$29.42
Total return (%) (r)(s)(x)	(6.21)	16.51	9.07	(31.54)	27.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.19	2.25	2.20	2.30
Expenses after expense reductions (f)	2.18	2.19	2.25	2.20	2.26
Net investment income	0.35	0.41	0.80	0.44	0.17
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$2,560	$2,881	$2,476	$2,399	$3,413

See Notes to Financial Statements

31

Financial Highlights – continued

Class R2	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.75	$17.02	$17.04	$30.35	$26.27
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.16	$0.17	$0.29	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(1.31)	2.74	1.00	(8.18)	6.73
Total from investment operations	$(1.12)	$2.90	$1.17	$(7.89)	$6.89
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.24)	$(0.19)	$(0.18)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.16)	$(0.17)	$(1.19)	$(5.42)	$(2.81)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$18.47	$19.75	$17.02	$17.04	$30.35
Total return (%) (r)(s)(x)	(5.76)	17.17	9.58	(31.24)	27.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.69	1.75	1.68	1.85
Expenses after expense reductions (f)	1.67	1.69	1.75	1.68	1.81
Net investment income	0.91	0.89	1.27	1.27	0.57
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$40,259	$42,679	$39,097	$44,529	$40,709

See Notes to Financial Statements

32

Financial Highlights – continued

Class R3	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.16	$17.36	$17.34	$30.82	$26.64
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.21	$0.21	$0.29	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(1.42)	2.80	1.04	(8.27)	6.82
Total from investment operations	$(1.10)	$3.01	$1.25	$(7.98)	$7.06
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.28)	$(0.27)	$(0.25)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(1.23)	$(5.50)	$(2.88)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$18.85	$20.16	$17.36	$17.34	$30.82
Total return (%) (r)(s)(x)	(5.55)	17.48	9.92	(31.12)	28.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.44	1.50	1.44	1.56
Expenses after expense reductions (f)	1.44	1.44	1.50	1.44	1.56
Net investment income	1.46	1.18	1.55	1.25	0.84
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$57,720	$21,895	$15,821	$15,391	$21,806

See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.26	$17.44	$17.43	$30.92	$26.70
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.29	$0.27	$0.35	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(1.39)	2.77	1.01	(8.28)	6.81
Total from investment operations	$(1.04)	$3.06	$1.28	$(7.93)	$7.15
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.32)	$(0.33)	$(0.30)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.25)	$(0.24)	$(1.27)	$(5.56)	$(2.93)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$18.97	$20.26	$17.44	$17.43	$30.92
Total return (%) (r)(s)(x)	(5.26)	17.73	10.20	(30.90)	28.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.20	1.24	1.18	1.26
Expenses after expense reductions (f)	1.19	1.20	1.24	1.18	1.26
Net investment income	1.61	1.56	1.96	1.45	1.13
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$143,620	$50,050	$21,166	$13,716	$22,080
See Notes to Financial Statements

34

Financial Highlights – continued

Class 529A	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.97	$17.21	$17.18	$30.54	$26.40
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.20	$0.19	$0.23	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(1.33)	2.75	1.03	(8.17)	6.76
Total from investment operations	$(1.10)	$2.95	$1.22	$(7.94)	$6.93
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.24)	$(0.19)	$(0.16)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.19)	$(0.19)	$(1.19)	$(5.42)	$(2.79)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$18.68	$19.97	$17.21	$17.18	$30.54
Total return (%) (r)(s)(t)(x)	(5.60)	17.29	9.75	(31.22)	27.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.63	1.68	1.76
Expenses after expense reductions (f)	1.51	1.54	1.63	1.68	1.76
Net investment income	1.08	1.11	1.45	1.00	0.58
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$3,788	$3,607	$2,648	$2,337	$3,566

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529B	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.84	$16.27	$16.32	$29.29	$25.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$0.09	$0.07	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)	2.61	0.96	(7.79)	6.50
Total from investment operations	$(1.18)	$2.66	$1.05	$(7.72)	$6.49
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.15)	$(0.02)	$(0.05)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.06)	$(0.09)	$(1.10)	$(5.25)	$(2.68)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$17.60	$18.84	$16.27	$16.32	$29.29
Total return (%) (r)(s)(t)(x)	(6.31)	16.44	8.98	(31.69)	26.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.27	2.29	2.35	2.33	2.41
Expenses after expense reductions (f)	2.26	2.29	2.35	2.33	2.41
Net investment income (loss)	0.25	0.28	0.73	0.31	(0.04)
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$634	$834	$758	$652	$1,007

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529C	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.88	$16.32	$16.33	$29.31	$25.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.10	$0.08	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.26)	2.61	0.97	(7.81)	6.52
Total from investment operations	$(1.18)	$2.67	$1.07	$(7.73)	$6.50
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.11)	$(0.13)	$(0.02)	$(0.01)
From net realized gain on investments	—	—	(0.95)	(5.23)	(2.63)
Total distributions declared to shareholders	$(0.07)	$(0.11)	$(1.08)	$(5.25)	$(2.64)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$17.63	$18.88	$16.32	$16.33	$29.31
Total return (%) (r)(s)(t)(x)	(6.29)	16.45	9.02	(31.72)	26.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.28	2.29	2.34	2.33	2.41
Expenses after expense reductions (f)	2.26	2.29	2.34	2.33	2.41
Net investment income (loss)	0.40	0.33	0.80	0.35	(0.06)
Portfolio turnover	44	34	42	66	67
Net assets at end of period (000 omitted)	$1,026	$770	$717	$617	$895

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International New Discovery Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

38

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases,

39

Notes to Financial Statements – continued

the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$2,191,565	$485,315,963	$—	$487,507,528
Japan	—	414,767,732	—	414,767,732
Brazil	160,261,973	—	—	160,261,973
Germany	4,304,266	137,857,051	—	142,161,317
France	—	101,197,462	—	101,197,462
Switzerland	—	95,836,570	—	95,836,570
United States	88,228,675	—	—	88,228,675
Australia	—	81,413,553	—	81,413,553
Hong Kong	5,485,050	69,409,298	—	74,894,348
Other Countries	149,169,293	578,417,569	—	727,586,862
Short Term Securities	—	6,230,969	—	6,230,969
Mutual Funds	103,890,731	—	—	103,890,731
Total Investments	$513,531,553	$1,970,446,167	$—	$2,483,977,720

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,536,206,089 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be

40

Notes to Financial Statements – continued

transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All

41

Notes to Financial Statements – continued

premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

42

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/11	9/30/10
Ordinary income (including any short-term capital gains)	$25,600,271	$25,090,658

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/11
Cost of investments	$2,527,274,983
Gross appreciation	326,630,412
Gross depreciation	(369,927,675)
Net unrealized appreciation (depreciation)	$(43,297,263)
Undistributed ordinary income	31,025,531
Capital loss carryforwards	(384,654,982)
Other temporary differences	(756,924)

As of September 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/18	$(384,654,982)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

43

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/11	Year ended 9/30/10
Class A	$13,756,193	$14,493,202
Class B	125,350	466,634
Class C	518,358	957,029
Class I	9,665,922	8,217,119
Class R1	11,420	19,429
Class R2	358,424	395,160
Class R3	257,202	192,171
Class R4	866,373	311,731
Class 529A	35,239	29,354
Class 529B	2,458	3,924
Class 529C	3,332	4,905
Total	$25,600,271	$25,090,658

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.85%

The management fee incurred for the year ended September 30, 2011 was equivalent to an annual effective rate of 0.93% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement terminated on January 31, 2011. For the period October 1, 2010 to January 31, 2011, the fund’s actual expenses did not exceed the limit and therefore, the investment advisor did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $294,075 and $3,382 for the year ended September 30, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

44

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,687,244
Class B	0.75%	0.25%	1.00%	1.00%	803,291
Class C	0.75%	0.25%	1.00%	1.00%	1,778,057
Class R1	0.75%	0.25%	1.00%	1.00%	30,016
Class R2	0.25%	0.25%	0.50%	0.50%	248,900
Class R3	—	0.25%	0.25%	0.25%	107,201
Class 529A	—	0.25%	0.25%	0.25%	10,416
Class 529B	0.75%	0.25%	1.00%	1.00%	8,179
Class 529C	0.75%	0.25%	1.00%	1.00%	10,783
Total Distribution and Service Fees					$6,684,087

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2011, were as follows:

Amount
Class A	$657
Class B	51,256
Class C	8,549
Class 529B	27
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund

45

Notes to Financial Statements – continued

has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive 0.05% of this annual fee. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until January 31, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the period July 1, 2011 through September 30, 2011, this waiver amounted to $770 and is reflected as a reduction of total expenses in the Statement of Operations. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2011, were as follows:

Amount
Class 529A	$4,166
Class 529B	818
Class 529C	1,078
Total Program Manager Fees	$6,062

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2011, the fee was $566,000, which equated to 0.0199% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,825,633.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2011, these costs for the fund amounted to $1,044,583 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.

46

Notes to Financial Statements – continued

Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2011 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $710 and is included in independent Trustees’ compensation for the year ended September 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $4,035 at September 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $25,317 and are

47

Notes to Financial Statements – continued

included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,309, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,285,754,551 and $1,210,124,557, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	17,035,326	$370,769,819	14,281,481	$261,881,964
Class B	317,444	6,653,800	329,904	5,797,022
Class C	947,502	19,818,323	938,150	16,447,753
Class I	12,352,597	275,049,478	8,329,059	155,668,785
Class R1	25,524	517,615	41,474	719,787
Class R2	1,079,751	23,022,733	754,441	13,343,852
Class R3	2,443,062	55,621,402	576,583	10,579,574
Class R4	6,642,656	142,639,320	1,978,371	36,793,089
Class 529A	39,434	840,757	42,406	767,872
Class 529B	3,449	70,897	5,049	86,452
Class 529C	23,851	476,785	8,677	151,166
	40,910,596	$895,480,929	27,285,595	$502,237,316

48

Notes to Financial Statements – continued

	Year ended 9/30/11		Year ended 9/30/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	578,271	$12,247,728	731,549	$13,123,984
Class B	5,411	110,500	24,804	428,866
Class C	20,217	410,721	43,940	756,647
Class I	381,390	8,287,598	377,071	6,938,103
Class R1	575	11,420	1,153	19,429
Class R2	14,107	292,012	18,089	317,469
Class R3	12,201	257,202	10,640	190,148
Class R4	19,007	402,199	1,113	19,937
Class 529A	1,686	35,239	1,657	29,354
Class 529B	124	2,458	233	3,924
Class 529C	168	3,332	291	4,905
	1,033,157	$22,060,409	1,210,540	$21,832,766
Shares reacquired
Class A	(21,474,825)	$(467,143,145)	(19,751,546)	$(362,047,819)
Class B	(1,559,238)	(32,333,633)	(2,039,489)	(35,775,640)
Class C	(1,903,619)	(39,089,358)	(2,123,272)	(36,951,542)
Class I	(6,581,210)	(146,163,919)	(4,120,833)	(76,793,251)
Class R1	(33,621)	(693,314)	(41,760)	(719,324)
Class R2	(1,075,385)	(23,209,666)	(908,066)	(16,144,560)
Class R3	(479,872)	(10,433,636)	(412,102)	(7,443,911)
Class R4	(1,560,019)	(33,602,289)	(722,535)	(13,151,611)
Class 529A	(18,982)	(405,255)	(17,312)	(313,269)
Class 529B	(11,811)	(234,949)	(7,621)	(128,211)
Class 529C	(6,597)	(133,790)	(12,121)	(206,922)
	(34,705,179)	$(753,442,954)	(30,156,657)	$(549,676,060)
Net change
Class A	(3,861,228)	$(84,125,598)	(4,738,516)	$(87,041,871)
Class B	(1,236,383)	(25,569,333)	(1,684,781)	(29,549,752)
Class C	(935,900)	(18,860,314)	(1,141,182)	(19,747,142)
Class I	6,152,777	137,173,157	4,585,297	85,813,637
Class R1	(7,522)	(164,279)	867	19,892
Class R2	18,473	105,079	(135,536)	(2,483,239)
Class R3	1,975,391	45,444,968	175,121	3,325,811
Class R4	5,101,644	109,439,230	1,256,949	23,661,415
Class 529A	22,138	470,741	26,751	483,957
Class 529B	(8,238)	(161,594)	(2,339)	(37,835)
Class 529C	17,422	346,327	(3,153)	(50,851)
	7,238,574	$164,098,384	(1,660,522)	$(25,605,978)

49

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the International Diversification Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 9%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2011, the fund’s commitment fee and interest expense were $23,851 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	37,168,300	627,668,985	(560,946,554)	103,890,731

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$121,919	$103,890,731

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International New Discovery Fund at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2011

51

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The NielsenCompany (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 69)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 56)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

53

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 53)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

56

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
David Antontelli Peter Fruzzetti Jose Luis Garcia Robert Lau

57

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or

58

Board Review of Investment Advisory Agreement – continued

fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

59

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory

60

Board Review of Investment Advisory Agreement – continued

agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributions, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

61

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $70,150,900. The fund intends to pass through foreign tax credits of $3,788,632 for the fiscal year.

62

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

63

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

64

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Research Fund

ANNUAL REPORT

September 30, 2011

MFR-ANN

MFS® RESEARCH FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	5.0%
Exxon Mobil Corp.	2.6%
Oracle Corp.	2.2%
Target Corp.	2.2%
Danaher Corp.	2.1%
Google, Inc., “A”	1.7%
Kraft Foods, Inc., “A”	1.6%
JPMorgan Chase & Co.	1.6%
Johnson & Johnson	1.6%
AT&T, Inc.	1.5%

Global equity sectors (i)
Technology (s)	18.0%
Energy	15.2%
Capital Goods	13.7%
Financial Services	13.6%
Health Care	11.9%
Consumer Cyclicals	11.5%
Consumer Staples (s)	9.8%
Telecommunications/Cable television	4.5%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Global equity sector includes securities sold short.

Percentages are based on net assets as of 9/30/11.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2011, Class A shares of the MFS Research Fund (the “fund”) provided a total return of 0.16%, at net asset value. This compares with a return of 1.14% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Detractors from Performance

Stock selection in the consumer staples sector detracted from the fund’s performance relative to the S&P 500 Index. Holdings of cosmetics and beauty supply company Avon Products (h) held back relative returns. Shares of Avon Products declined significantly after the company reported disappointing earnings for the third quarter of 2010 and second quarter of 2011 primarily due to lower-than-expected organic revenue growth. The timing of our ownership in

3

Management Review – continued

nonalcoholic beverage manufacturer and distributor Coca-Cola and consumer products company Procter & Gamble (h) also hindered relative results.

Stock selection in the health care sector was another negative factor for relative returns. The fund’s holdings of generic drug manufacturer Teva Pharmaceutical Industries (b) held back relative performance as this security underperformed the benchmark during the reporting period.

Elsewhere, holdings of insurance company MetLife, global automaker General Motors (b), diversified mining company Teck Resources (b), financial services firm Citigroup, and network equipment company Cisco Systems were among the fund’s top relative detractors. Shares of Cisco Systems declined as the company lowered future earnings guidance due to the organization’s plans to restructure their business in response to increasing margin pressures. The fund’s underweight position in strong-performing diversified technology products and services company International Business Machines (IBM) also hurt.

Contributors to Performance

Stock selection in the capital goods sector was a positive factor for relative performance. Holdings of agrichemical products company Monsanto (h), containers manufacturer Graham Packaging (b)(h), and industrial goods and metal fabrication company Precision Castparts benefited relative returns as all three stocks significantly outperformed the benchmark during the reporting period. Shares of Monsanto rose on positive sentiment based on the success of Roundup Ready 2 Soybeans and increased interest in SmartStax for improved yields in corn production. Additionally, the company forecasted a strong recovery in profits amid stronger sales of genetically modified crops in the United States and Latin America.

Top relative contributors in other sectors included computer and personal electronics maker Apple, global payments technology company Visa, retailer Abercrombie & Fitch (h), and tobacco products manufacturer Reynolds American. Shares of Abercrombie & Fitch rose as the company cut its capital expenditure forecast and benefited from improving U.S. sales and increasing international penetration. The timing of our ownership in computer products and services provider Hewlett Packard (h) and global consulting and outsourcing company Accenture also benefited relative performance. The fund’s avoidance of poor-performing insurance and investment firm Berkshire Hathaway was another positive factor for relative results.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

Note to Shareholders: Katrina Mead is no longer a co-manager of the fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/13/71	0.16%	0.43%	3.37%	N/A
B	9/07/93	(0.62)%	(0.28)%	2.67%	N/A
C	1/03/94	(0.56)%	(0.27)%	2.68%	N/A
I	1/02/97	0.42%	0.73%	3.70%	N/A
W	5/01/06	0.31%	0.63%	N/A	0.46%
R1	4/01/05	(0.58)%	(0.31)%	N/A	1.60%
R2	10/31/03	(0.13)%	0.19%	N/A	4.05%
R3	4/01/05	0.19%	0.44%	N/A	2.35%
R4	4/01/05	0.34%	0.69%	N/A	2.62%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		1.14%	(1.18)%	2.82%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(5.60)%	(0.75)%	2.76%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.60)%	(0.68)%	2.67%	N/A
C With CDSC (1% for 12 months) (x)		(1.56)%	(0.27)%	2.68%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the

7

Performance Summary – continued

average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2011 through September 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2011 through September 30, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Expenses Paid During Period (p) 4/01/11-9/30/11
A	Actual	0.89%	$1,000.00	$854.79	$4.14
	Hypothetical (h)	0.89%	$1,000.00	$1,020.61	$4.51
B	Actual	1.64%	$1,000.00	$851.15	$7.61
	Hypothetical (h)	1.64%	$1,000.00	$1,016.85	$8.29
C	Actual	1.64%	$1,000.00	$851.38	$7.61
	Hypothetical (h)	1.64%	$1,000.00	$1,016.85	$8.29
I	Actual	0.64%	$1,000.00	$855.91	$2.98
	Hypothetical (h)	0.64%	$1,000.00	$1,021.86	$3.24
W	Actual	0.74%	$1,000.00	$855.39	$3.44
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R1	Actual	1.64%	$1,000.00	$851.19	$7.61
	Hypothetical (h)	1.64%	$1,000.00	$1,016.85	$8.29
R2	Actual	1.14%	$1,000.00	$853.23	$5.30
	Hypothetical (h)	1.14%	$1,000.00	$1,019.35	$5.77
R3	Actual	0.89%	$1,000.00	$854.73	$4.14
	Hypothetical (h)	0.89%	$1,000.00	$1,020.61	$4.51
R4	Actual	0.64%	$1,000.00	$855.50	$2.98
	Hypothetical (h)	0.64%	$1,000.00	$1,021.86	$3.24

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)

Aerospace - 2.2%
Honeywell International, Inc.	285,050	$12,516,546
Precision Castparts Corp.	130,730	20,323,286
United Technologies Corp.	139,950	9,846,882

		$42,686,714
Alcoholic Beverages - 0.3%
Heineken N.V.	111,191	$4,969,066

Apparel Manufacturers - 1.0%
Li & Fung Ltd.	3,350,000	$5,500,024
NIKE, Inc., “B”	166,860	14,268,199

		$19,768,223
Automotive - 0.8%
General Motors Co. (a)	400,110	$8,074,220
Johnson Controls, Inc.	301,820	7,958,993

		$16,033,213
Biotechnology - 1.6%
Amgen, Inc.	257,210	$14,133,690
Celgene Corp. (a)	93,970	5,818,622
Gilead Sciences, Inc. (a)	275,590	10,692,892

		$30,645,204
Broadcasting - 1.5%
Viacom, Inc., “B”	493,830	$19,130,974
Walt Disney Co.	336,670	10,153,967

		$29,284,941
Brokerage & Asset Managers - 3.0%
Affiliated Managers Group, Inc. (a)	156,160	$12,188,288
Blackrock, Inc.	94,302	13,957,639
CME Group, Inc.	35,970	8,863,008
Evercore Partners, Inc.	360,370	8,216,436
Franklin Resources, Inc.	168,640	16,128,730

		$59,354,101

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - 1.2%
Accenture PLC, “A”	303,170	$15,970,996
FleetCor Technologies, Inc. (a)	277,810	7,295,291

		$23,266,287
Cable TV - 1.6%
Comcast Corp., “Special A”	940,640	$19,461,842
DIRECTV, “A” (a)	206,900	8,741,525
Virgin Media, Inc.	122,160	2,974,587

		$31,177,954
Chemicals - 1.4%
3M Co.	253,610	$18,206,662
Celanese Corp.	272,590	8,867,353

		$27,074,015
Computer Software - 4.6%
Autodesk, Inc. (a)	411,850	$11,441,193
Check Point Software Technologies Ltd. (a)	287,250	15,155,310
Oracle Corp.	1,476,680	42,439,783
Red Hat, Inc. (a)	330,160	13,952,562
VeriSign, Inc.	240,880	6,891,577

		$89,880,425
Computer Software - Systems - 7.5%
Apple, Inc. (a)(s)	256,700	$97,848,906
EMC Corp. (a)	1,240,710	26,042,503
International Business Machines Corp.	134,920	23,615,048

		$147,506,457
Construction - 0.9%
Lennar Corp., “A”	152,500	$2,064,850
Owens Corning (a)	421,280	9,133,350
Stanley Black & Decker, Inc.	140,170	6,882,347

		$18,080,547
Consumer Products - 0.5%
Colgate-Palmolive Co.	111,800	$9,914,424

Electrical Equipment - 2.1%
Danaher Corp.	996,600	$41,797,404

Electronics - 1.7%
Advanced Micro Devices, Inc. (a)	1,109,778	$5,637,672

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
ASML Holding N.V.	397,277	$13,721,948
JDS Uniphase Corp. (a)	334,360	3,333,569
Microchip Technology, Inc.	339,690	10,567,756

		$33,260,945
Energy - Independent - 3.0%
Apache Corp.	216,130	$17,342,271
Cabot Oil & Gas Corp.	171,370	10,609,517
CONSOL Energy, Inc.	65,510	2,222,754
Occidental Petroleum Corp.	392,610	28,071,615

		$58,246,157
Energy - Integrated - 6.2%
Chevron Corp. (s)	267,030	$24,705,616
EQT Corp.	214,280	11,433,981
Exxon Mobil Corp. (s)	694,030	50,407,399
QEP Resources, Inc.	402,000	10,882,140
Royal Dutch Shell PLC, ADR	376,730	23,176,430

		$120,605,566
Engineering - Construction - 0.9%
Fluor Corp.	385,510	$17,945,491

Food & Beverages - 5.6%
Bunge Ltd.	250,080	$14,577,163
Coca-Cola Enterprises, Inc.	467,740	11,637,371
General Mills, Inc.	569,250	21,899,048
Groupe Danone	244,228	15,030,091
Kraft Foods, Inc., “A”	953,990	32,034,984
PepsiCo, Inc.	238,150	14,741,485

		$109,920,142
Food & Drug Stores - 0.7%
CVS Caremark Corp.	397,890	$13,361,146

Gaming & Lodging - 0.1%
Sands China Ltd. (a)	688,000	$1,582,389

General Merchandise - 3.7%
Costco Wholesale Corp.	59,280	$4,868,074
Dollar General Corp. (a)	262,970	9,929,747
Kohl’s Corp.	288,870	14,183,517
Target Corp.	864,330	42,386,743

		$71,368,081

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Health Maintenance Organizations - 0.7%
Aetna, Inc.	356,930	$12,974,406

Insurance - 4.0%
ACE Ltd.	346,430	$20,993,658
Aon Corp.	267,110	11,213,278
Chubb Corp.	271,100	16,263,289
MetLife, Inc.	641,520	17,968,975
Prudential Financial, Inc.	271,930	12,742,640

		$79,181,840
Internet - 2.3%
eBay, Inc. (a)	412,930	$12,177,306
Google, Inc., “A” (a)	63,940	32,889,457

		$45,066,763
Machinery & Tools - 0.8%
Cummins, Inc.	127,900	$10,444,314
Regal Beloit Corp.	134,510	6,104,064

		$16,548,378
Major Banks - 2.9%
Goldman Sachs Group, Inc.	181,330	$17,144,752
JPMorgan Chase & Co.	1,052,480	31,700,698
SunTrust Banks, Inc.	447,770	8,037,472

		$56,882,922
Medical & Health Technology & Services - 1.0%
AmerisourceBergen Corp.	285,830	$10,652,884
VCA Antech, Inc. (a)	526,460	8,412,831

		$19,065,715
Medical Equipment - 3.6%
Covidien PLC	460,890	$20,325,249
Masimo Corp.	182,270	3,946,146
Medtronic, Inc.	663,030	22,039,117
Thermo Fisher Scientific, Inc. (a)	489,360	24,781,190

		$71,091,702
Metals & Mining - 0.7%
Teck Resources Ltd., “B”	439,990	$12,982,623

Natural Gas - Distribution - 0.7%
AGL Resources, Inc.	331,470	$13,504,088

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 0.3%
Kinder Morgan, Inc.	236,080	$6,112,111

Network & Telecom - 1.3%
Cisco Systems, Inc.	301,740	$4,673,953
F5 Networks, Inc. (a)	169,360	12,033,028
Finisar Corp. (a)	189,840	3,329,794
Fortinet, Inc. (a)	271,520	4,561,536

		$24,598,311
Oil Services - 2.8%
Cameron International Corp. (a)	261,560	$10,865,202
Dresser-Rand Group, Inc. (a)	278,250	11,277,473
Halliburton Co.	333,050	10,164,686
Schlumberger Ltd.	273,150	16,315,250
Transocean, Inc.	143,710	6,860,715

		$55,483,326
Other Banks & Diversified Financials - 3.1%
Citigroup, Inc.	707,661	$18,130,275
Discover Financial Services	383,730	8,802,766
Fifth Third Bancorp	771,230	7,789,423
Visa, Inc., “A”	307,380	26,348,614

		$61,071,078
Pharmaceuticals - 5.0%
Abbott Laboratories	474,540	$24,267,976
Hospira, Inc. (a)	151,970	5,622,890
Johnson & Johnson	485,610	30,938,213
Pfizer, Inc.	1,505,250	26,612,820
Teva Pharmaceutical Industries Ltd., ADR	266,360	9,913,919

		$97,355,818
Pollution Control - 0.6%
Republic Services, Inc.	433,300	$12,158,398

Precious Metals & Minerals - 0.3%
Goldcorp, Inc.	126,630	$5,779,393

Railroad & Shipping - 0.7%
Union Pacific Corp.	173,190	$14,144,427

Real Estate - 0.6%
Annaly Mortgage Management, Inc., REIT	738,950	$12,288,739

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - 1.2%
McDonald’s Corp.	275,120	$24,161,038

Specialty Chemicals - 1.3%
Airgas, Inc.	405,350	$25,869,437

Specialty Stores - 3.3%
Amazon.com, Inc. (a)	34,100	$7,373,443
Home Depot, Inc.	120,550	3,962,479
PetSmart, Inc.	344,820	14,706,573
Ross Stores, Inc.	163,740	12,884,701
Tiffany & Co.	121,265	7,375,337
Tractor Supply Co.	145,580	9,106,029
Urban Outfitters, Inc. (a)	420,780	9,391,810

		$64,800,372
Telecommunications - Wireless - 0.2%
SBA Communications Corp. (a)	85,910	$2,962,177

Telephone Services - 2.7%
American Tower Corp., “A” (a)	196,630	$10,578,694
AT&T, Inc.	1,009,750	28,798,070
CenturyLink, Inc.	140,674	4,659,123
Verizon Communications, Inc.	217,320	7,997,376

		$52,033,263
Tobacco - 3.4%
Altria Group, Inc.	832,150	$22,309,942
Philip Morris International, Inc.	448,850	27,999,263
Reynolds American, Inc.	418,050	15,668,514

		$65,977,719
Trucking - 1.0%
Expeditors International of Washington, Inc.	472,240	$19,149,332

Utilities - Electric Power - 1.9%
AES Corp. (a)	895,520	$8,740,275
American Electric Power Co., Inc.	468,300	17,804,766
CMS Energy Corp.	488,900	9,675,331

		$36,220,372
Total Common Stocks (Identified Cost, $2,005,175,674)		$1,925,192,640

16

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.3%
Issuer	Shares/Par	Value ($)

Utilities - Electric Power - 0.3%
PPL Corp., 9.5% (Identified Cost, $5,760,463)	112,570	$6,236,378

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
Intel Corp. - October 2011 @ $20 (Premiums Paid, $779,496)	$5,833	$250,819

Issuer	Shares/Par
Money Market Funds (v) - 1.3%
MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	26,284,397	$26,284,397
Total Investments (Identified Cost, $2,038,000,030)		$1,957,964,234

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Written - 0.0%
Advanced Micro Devices, Inc. - October 2011 @ $6	$(3,869)	$(27,083)
Philip Morris International, Inc - October 2011 @ $75	(4,488)	(4,488)
Total Call Options Written (Premiums Received, $111,641)		$(31,571)

Put Options Written - 0.0%
Oracle Corp. - October 2011 @ $27	$(769)	$(58,444)
Philip Morris International, Inc. - October 2011 @ $60	(2,244)	(258,060)
Philip Morris International, Inc. - October 2011 @ $62.50	(2,244)	(451,044)
Fortinet, Inc. - October 2011 @ $14	(747)	(26,145)
Total Put Options Written (Premiums Received, $358,323)		$(793,693)

Issuer	Shares/Par
Securities Sold Short - (0.9)%
Computer Software - Systems - (0.2)%
Dell, Inc. (a)	(279,600)	$(3,956,340)

Electronics - (0.2)%
Cree, Inc. (a)	(132,260)	$(3,436,115)

Food & Beverages - (0.6)%
Campbell Soup Co.	(334,020)	$(10,812,227)
Total Securities Sold Short (Proceeds Received, $18,421,201)		$(18,204,682)

Other Assets, Less Liabilities - 0.9%		16,657,509
Net Assets - 100.0%		$1,955,591,797

17

Portfolio of Investments – continued

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and written options. At September 30, 2011, the value of securities pledged amounted to $14,536,400.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,011,715,633)	$1,931,679,837
Underlying affiliated funds, at cost and value	26,284,397
Total investments, at value (identified cost, $2,038,000,030)	$1,957,964,234
Cash held at broker	1,354,417
Deposits with brokers for securities sold short	21,872,821
Receivables for
Fund shares sold	4,849,570
Interest and dividends	2,911,378
Other assets	51,252
Total assets	$1,989,003,672
Liabilities
Payables for
Securities sold short, at value (proceeds received, $18,421,201)	$18,204,682
Investments purchased	11,374,731
Fund shares reacquired	1,875,223
Written options outstanding, at value (premiums received, $469,964)	825,264
Payable to affiliates
Investment adviser	48,742
Shareholder servicing costs	809,789
Distribution and service fees	23,455
Payable for independent Trustees’ compensation	167,152
Accrued expenses and other liabilities	82,837
Total liabilities	$33,411,875
Net assets	$1,955,591,797
Net assets consist of
Paid-in capital	$2,340,388,211
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(80,174,577)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(322,943,879)
Undistributed net investment income	18,322,042
Net assets	$1,955,591,797
Shares of beneficial interest outstanding	87,535,917

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,204,531,089	53,994,349	$22.31
Class B	34,609,141	1,671,679	20.70
Class C	72,557,848	3,508,993	20.68
Class I	608,723,091	26,761,218	22.75
Class W	219,052	9,824	22.30
Class R1	2,433,830	119,171	20.42
Class R2	11,710,741	537,097	21.80
Class R3	8,581,876	385,954	22.24
Class R4	12,225,129	547,632	22.32

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $23.67 [100 / 94.25 x $22.31]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/11

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$37,332,271
Interest	251,842
Other	92,460
Dividends from underlying affiliated funds	30,439
Foreign taxes withheld	(142,766)
Total investment income	$37,564,246
Expenses
Management fee	$9,433,352
Distribution and service fees	4,914,103
Shareholder servicing costs	3,737,423
Administrative services fee	312,455
Independent Trustees’ compensation	69,792
Custodian fee	155,471
Shareholder communications	87,409
Auditing fees	48,947
Legal fees	33,425
Dividend and interest expense on securities sold short	94,137
Miscellaneous	225,677
Total expenses	$19,112,191
Fees paid indirectly	(56)
Reduction of expenses by investment adviser	(9,463)
Net expenses	$19,102,672
Net investment income	$18,461,574
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$136,490,281
Written option transactions	572,557
Securities sold short	13,604
Foreign currency transactions	(3,922)
Net realized gain (loss) on investments and foreign currency transactions	$137,072,520
Change in unrealized appreciation (depreciation)
Investments	$(146,892,600)
Written options	(170,829)
Securities sold short	390,807
Translation of assets and liabilities in foreign currencies	(4,666)
Net unrealized gain (loss) on investments and foreign currency translation	$(146,677,288)
Net realized and unrealized gain (loss) on investments and foreign currency	$(9,604,768)
Change in net assets from operations	$8,856,806

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
Change in net assets	2011	2010
From operations
Net investment income	$18,461,574	$15,413,063
Net realized gain (loss) on investments and foreign currency transactions	137,072,520	149,010,236
Net unrealized gain (loss) on investments and foreign currency translation	(146,677,288)	(3,197,339)
Change in net assets from operations	$8,856,806	$161,225,960
Distributions declared to shareholders
From net investment income	$(15,418,433)	$(18,527,496)
Change in net assets from fund share transactions	$(25,296,719)	$(64,064,263)
Total change in net assets	$(31,858,346)	$78,634,201
Net assets
At beginning of period	1,987,450,143	1,908,815,942
At end of period (including undistributed net investment income of $18,322,042 and $15,282,823, respectively)	$1,955,591,797	$1,987,450,143

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.43	$20.86	$22.05	$26.92	$22.59
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.17	$0.18	$0.16	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)	1.60	(1.22)	(4.88)	4.24
Total from investment operations	$0.05	$1.77	$(1.04)	$(4.72)	$4.39
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.20)	$(0.15)	$(0.15)	$(0.06)
Net asset value, end of period	$22.31	$22.43	$20.86	$22.05	$26.92
Total return (%) (r)(s)(t)(x)	0.16	8.54	(4.54)	(17.62)	19.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.92	1.04	1.00	0.97
Expenses after expense reductions (f)	0.90	0.92	1.04	1.00	0.97
Net investment income	0.82	0.77	1.04	0.65	0.61
Portfolio turnover	69	73	125	104	84
Net assets at end of period (000 omitted)	$1,204,531	$1,279,176	$1,203,507	$1,014,501	$1,377,199
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.89	0.92	1.04	N/A	N/A

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Years ended 9/30
	2011	2010		2009	2008		2007
Net asset value, beginning of period	$20.83	$19.37		$20.44	$24.97		$21.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.00	(w)	$0.06	$(0.00	)(w)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)	1.50		(1.13)	(4.53)		3.94
Total from investment operations	$(0.13)	$1.50		$(1.07)	$(4.53)		$3.93
Less distributions declared to shareholders
From net investment income	$—	$(0.04)		$—	$—		$—
Net asset value, end of period	$20.70	$20.83		$19.37	$20.44		$24.97
Total return (%) (r)(s)(t)(x)	(0.62)	7.77		(5.23)	(18.14)		18.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.67		1.75	1.65		1.62
Expenses after expense reductions (f)	1.65	1.67		1.75	1.65		1.62
Net investment income (loss)	0.07	0.02		0.36	(0.01)		(0.02)
Portfolio turnover	69	73		125	104		84
Net assets at end of period (000 omitted)	$34,609	$49,123		$66,795	$108,949		$220,062
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.64	1.67		1.75	N/A		N/A
See Notes to Financial Statements

24

Financial Highlights – continued

Class C	Years ended 9/30
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$20.80		$19.39		$20.46	$24.99	$21.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.00	(w)	$0.05	$0.00 (w)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)		1.49		(1.12)	(4.53)	3.95
Total from investment operations	$(0.12)		$1.49		$(1.07)	$(4.53)	$3.94
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.08)		$—	$—	$—
Net asset value, end of period	$20.68		$20.80		$19.39	$20.46	$24.99
Total return (%) (r)(s)(t)(x)	(0.56)		7.69		(5.23)	(18.13)	18.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.67		1.75	1.65	1.62
Expenses after expense reductions (f)	1.65		1.67		1.75	1.65	1.62
Net investment income (loss)	0.07		0.02		0.33	0.00	(0.05)
Portfolio turnover	69		73		125	104	84
Net assets at end of period (000 omitted)	$72,558		$81,879		$85,919	$105,748	$155,741
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.64		1.67		1.75	N/A	N/A

See Notes to Financial Statements

25

Financial Highlights – continued

Class I	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.86	$21.26	$22.50	$27.46	$23.04
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.23	$0.25	$0.26	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)	1.62	(1.27)	(4.97)	4.34
Total from investment operations	$0.12	$1.85	$(1.02)	$(4.71)	$4.57
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.22)	$(0.25)	$(0.15)
Net asset value, end of period	$22.75	$22.86	$21.26	$22.50	$27.46
Total return (%) (r)(s)(x)	0.42	8.78	(4.27)	(17.31)	19.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.67	0.75	0.65	0.62
Expenses after expense reductions (f)	0.65	0.67	0.75	0.65	0.62
Net investment income	1.07	1.02	1.43	1.01	0.92
Portfolio turnover	69	73	125	104	84
Net assets at end of period (000 omitted)	$608,723	$554,786	$535,678	$786,709	$932,127
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.64	0.67	0.75	N/A	N/A

See Notes to Financial Statements

26

Financial Highlights – continued

Class W	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.42	$20.86	$22.06	$26.94	$22.62
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.20	$0.22	$0.23	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)	1.60	(1.23)	(4.87)	4.25
Total from investment operations	$0.09	$1.80	$(1.01)	$(4.64)	$4.45
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)	$(0.19)	$(0.24)	$(0.13)
Net asset value, end of period	$22.30	$22.42	$20.86	$22.06	$26.94
Total return (%) (r)(s)(x)	0.31	8.69	(4.35)	(17.40)	19.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.77	0.85	0.75	0.72
Expenses after expense reductions (f)	0.75	0.77	0.85	0.75	0.72
Net investment income	0.96	0.93	1.27	0.91	0.79
Portfolio turnover	69	73	125	104	84
Net assets at end of period (000 omitted)	$219	$197	$125	$120	$198
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.74	0.77	0.85	N/A	N/A

See Notes to Financial Statements

27

Financial Highlights – continued

Class R1	Years ended 9/30
	2011	2010		2009	2008	2007
Net asset value, beginning of period	$20.54	$19.16		$20.21	$24.82	$20.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.00	)(w)	$0.05	$(0.01)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)	1.47		(1.10)	(4.48)	3.93
Total from investment operations	$(0.12)	$1.47		$(1.05)	$(4.49)	$3.89
Less distributions declared to shareholders
From net investment income	$—	$(0.09)		$—	$(0.12)	$—
Net asset value, end of period	$20.42	$20.54		$19.16	$20.21	$24.82
Total return (%) (r)(s)(x)	(0.58)	7.68		(5.20)	(18.19)	18.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.67		1.75	1.69	1.77
Expenses after expense reductions (f)	1.65	1.67		1.75	1.69	1.72
Net investment income (loss)	0.07	0.02		0.34	(0.03)	(0.19)
Portfolio turnover	69	73		125	104	84
Net assets at end of period (000 omitted)	$2,434	$2,863		$2,945	$3,787	$3,445
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.64	1.67		1.75	N/A	N/A

See Notes to Financial Statements

28

Financial Highlights – continued

Class R2	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.95	$20.43	$21.59	$26.42	$22.22
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.11	$0.14	$0.12	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	1.58	(1.20)	(4.77)	4.18
Total from investment operations	$(0.02)	$1.69	$(1.06)	$(4.65)	$4.24
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)	$(0.10)	$(0.18)	$(0.04)
Net asset value, end of period	$21.80	$21.95	$20.43	$21.59	$26.42
Total return (%) (r)(s)(x)	(0.13)	8.32	(4.79)	(17.73)	19.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.17	1.25	1.18	1.31
Expenses after expense reductions (f)	1.15	1.17	1.25	1.18	1.27
Net investment income	0.57	0.52	0.81	0.49	0.24
Portfolio turnover	69	73	125	104	84
Net assets at end of period (000 omitted)	$11,711	$9,733	$8,304	$9,046	$6,079
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.14	1.17	1.25	N/A	N/A

See Notes to Financial Statements

29

Financial Highlights – continued

Class R3	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.37	$20.82	$21.99	$26.88	$22.55
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.17	$0.18	$0.18	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)	1.59	(1.21)	(4.87)	4.27
Total from investment operations	$0.06	$1.76	$(1.03)	$(4.69)	$4.38
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.14)	$(0.20)	$(0.05)
Net asset value, end of period	$22.24	$22.37	$20.82	$21.99	$26.88
Total return (%) (r)(s)(x)	0.19	8.52	(4.50)	(17.60)	19.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	1.00	0.94	1.02
Expenses after expense reductions (f)	0.90	0.92	1.00	0.94	1.02
Net investment income	0.84	0.77	1.04	0.72	0.44
Portfolio turnover	69	73	125	104	84
Net assets at end of period (000 omitted)	$8,582	$8,954	$5,195	$4,727	$5,513
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.89	0.92	1.00	N/A	N/A

See Notes to Financial Statements

30

Financial Highlights – continued

Class R4	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.45	$20.88	$22.09	$26.95	$22.62
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.22	$0.18	$0.25	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	1.60	(1.18)	(4.88)	4.25
Total from investment operations	$0.10	$1.82	$(1.00)	$(4.63)	$4.46
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.21)	$(0.23)	$(0.13)
Net asset value, end of period	$22.32	$22.45	$20.88	$22.09	$26.95
Total return (%) (r)(s)(x)	0.34	8.80	(4.25)	(17.34)	19.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.67	0.74	0.67	0.72
Expenses after expense reductions (f)	0.64	0.67	0.74	0.67	0.72
Net investment income	1.02	1.01	0.99	0.98	0.83
Portfolio turnover	69	73	125	104	84
Net assets at end of period (000 omitted)	$12,225	$739	$348	$57	$68
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.64	0.67	0.74	N/A	N/A

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

31

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction

32

Notes to Financial Statements – continued

data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases,

33

Notes to Financial Statements – continued

the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of September 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,823,868,644	$—	$—	$1,823,868,644
Israel	25,069,229	—	—	25,069,229
United Kingdom	23,176,430	—	—	23,176,430
Canada	18,762,016	—	—	18,762,016
Netherlands	13,721,948	4,969,066	—	18,691,014
France	—	15,030,091	—	15,030,091
Hong Kong	—	7,082,413	—	7,082,413
Mutual Funds	26,284,397	—	—	26,284,397
Total Investments	$1,930,882,664	$27,081,570	$—	$1,957,964,234
Short Sales	$(18,204,682)	$—	$—	$(18,204,682)

Other Financial Instruments
Written Options	$(825,264)	$—	$—	$(825,264)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

34

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at September 30, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$250,819	$—
Equity	Written Equity Options	—	(825,264)
Total		$250,819	$(825,264)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity	$(2,878,714)	$572,557

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended September 30, 2011 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$2,018,227	$(170,829)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk

35

Notes to Financial Statements – continued

whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In addition, the fund wrote put and call options to generate additional income. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

36

Notes to Financial Statements – continued

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of Contracts	Premiums Received
Outstanding, beginning of period	2,145	$62,204
Options written	32,954	1,568,850
Options closed	(8,366)	(769,935)
Options exercised	—	—
Options expired	(12,372)	(391,155)
Outstanding, end of period	14,361	469,964

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s

37

Notes to Financial Statements – continued

exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2011, this expense amounted to $94,137. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the

38

Notes to Financial Statements – continued

fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to

39

Notes to Financial Statements – continued

examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/11	9/30/10
Ordinary income (including any short-term capital gains)	$15,418,433	$18,527,496

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/11
Cost of investments	$2,039,186,535
Gross appreciation	132,347,728
Gross depreciation	(213,570,029)
Net unrealized appreciation (depreciation)	$(81,222,301)
Undistributed ordinary income	18,433,735
Capital loss carryforwards	(321,757,374)
Other temporary differences	(250,474)

As of September 30, 2011 , the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(1,719,584)
9/30/18	(320,037,790)
Total	$(321,757,374)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses

40

Notes to Financial Statements – continued

are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/11	Year ended 9/30/10
Class A	$9,727,250	$11,546,077
Class B	—	138,930
Class C	12,034	335,908
Class I	5,525,072	6,362,854
Class W	1,896	1,672
Class R1	—	13,827
Class R2	65,276	70,786
Class R3	77,675	52,318
Class R4	9,230	5,124
Total	$15,418,433	$18,527,496

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $50,743 for the year ended September 30, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

41

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,491,169
Class B	0.75%	0.25%	1.00%	1.00%	461,412
Class C	0.75%	0.25%	1.00%	1.00%	852,168
Class W	0.10%	—	0.10%	0.10%	250
Class R1	0.75%	0.25%	1.00%	1.00%	29,544
Class R2	0.25%	0.25%	0.50%	0.50%	58,020
Class R3	—	0.25%	0.25%	0.25%	21,540
Total Distribution and Service Fees					$4,914,103

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2011 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. This agreement terminated on January 1, 2011. Effective January 1, 2011 all Class A assets are subject to the full service fee of 0.25%.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2011, were as follows:

Amount
Class A	$16
Class B	47,274
Class C	4,468

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2011, the fee was $1,022,340, which equated to 0.0466% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,893,067.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying

42

Notes to Financial Statements – continued

funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2011, these costs for the fund amounted to $822,016 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2011 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,035 and the Retirement Deferral plan resulted in an expense of $15,231. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $118,009 at

43

Notes to Financial Statements – continued

September 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $48,962 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $19,826 and are included in miscellaneous expense on the Statement of Operations . MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9,463, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $1,491,976,740 and $1,510,493,997, respectively.

44

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,924,414	$148,095,503	7,788,363	$169,014,585
Class B	159,478	3,736,539	204,420	4,130,821
Class C	196,702	4,583,651	244,665	4,939,640
Class I	3,673,130	92,525,659	2,526,347	55,275,802
Class W	4,784	118,888	3,572	79,191
Class R1	14,274	328,469	27,868	552,464
Class R2	204,355	4,816,341	143,877	3,006,409
Class R3	203,391	5,122,622	195,371	3,991,151
Class R4	553,940	14,086,316	33,713	746,728
	10,934,468	$273,413,988	11,168,196	$241,736,791
Shares issued to shareholders in reinvestment of distributions
Class A	350,208	$8,615,180	492,614	$10,482,822
Class B	—	—	6,516	129,526
Class C	417	9,570	13,666	271,454
Class I	220,074	5,510,647	288,820	6,252,960
Class W	73	1,783	77	1,643
Class R1	—	—	705	13,827
Class R2	2,359	56,825	3,354	69,989
Class R3	3,168	77,675	2,464	52,318
Class R4	375	9,230	241	5,124
	576,674	$14,280,910	808,457	$17,279,663
Shares reacquired
Class A	(9,313,266)	$(233,021,679)	(8,944,490)	$(194,532,178)
Class B	(846,523)	(19,621,064)	(1,299,973)	(26,478,835)
Class C	(624,069)	(14,314,912)	(754,522)	(15,228,593)
Class I	(1,399,506)	(35,725,987)	(3,749,316)	(82,182,702)
Class W	(3,821)	(97,869)	(868)	(19,195)
Class R1	(34,465)	(775,398)	(42,952)	(851,825)
Class R2	(113,115)	(2,767,626)	(110,104)	(2,336,833)
Class R3	(220,836)	(5,649,461)	(47,161)	(1,046,380)
Class R4	(39,601)	(1,017,621)	(17,706)	(404,176)
	(12,595,202)	$(312,991,617)	(14,967,092)	$(323,080,717)

45

Notes to Financial Statements – continued

	Year ended 9/30/11		Year ended 9/30/10
	Shares	Amount	Shares	Amount
Net change
Class A	(3,038,644)	$(76,310,996)	(663,513)	$(15,034,771)
Class B	(687,045)	(15,884,525)	(1,089,037)	(22,218,488)
Class C	(426,950)	(9,721,691)	(496,191)	(10,017,499)
Class I	2,493,698	62,310,319	(934,149)	(20,653,940)
Class W	1,036	22,802	2,781	61,639
Class R1	(20,191)	(446,929)	(14,379)	(285,534)
Class R2	93,599	2,105,540	37,127	739,565
Class R3	(14,277)	(449,164)	150,674	2,997,089
Class R4	514,714	13,077,925	16,248	347,676
	(1,084,060)	$(25,296,719)	(2,990,439)	$(64,064,263)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 11%, 10%, 4%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2011, the fund’s commitment fee and interest expense were $18,149 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

46

Notes to Financial Statements – continued

(7)	Fair Fund Settlement

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, any undistributed amounts could be designated “residual” and distributed to the fund and certain other affected MFS retail funds for the benefit of fund shareholders. In November 2010, the SEC issued an order designating certain undistributed amounts residual and ordering that such amounts be distributed to the affected MFS retail funds. The SEC order designated other undistributed amounts for use in funding certain additional distribution efforts to eligible shareholders. As a result of the SEC’s approval of the residual payments, the fund received $286,148 in November 2010. These additional distribution efforts were completed in 2011. The final residual payment of $170,533 was recorded by the fund in August 2011, in accordance with an SEC order designating remaining undistributed amounts as residual and ordering that such amounts be distributed to the affected MFS retail funds. No further residual amounts are to be received by the fund.

(8)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,329,240	316,069,128	(309,113,971)	26,284,397

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$30,439	$26,284,397

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2011

48

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The NielsenCompany (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 69)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 56)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 53)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

53

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Joseph MacDougall

54

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

55

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

56

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

57

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

58

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

59

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

60

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

61

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Total Return Fund

ANNUAL REPORT

September 30, 2011

MTR-ANN

MFS® TOTAL RETURN FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 Years	2.2%
U.S. Treasury Notes, 2.125%, 2015	2.2%
U.S. Treasury Bonds, 4.5%, 2039	2.0%
Philip Morris International, Inc.	1.8%
Exxon Mobil Corp.	1.8%
JPMorgan Chase & Co.	1.8%
Lockheed Martin Corp.	1.6%
Johnson & Johnson	1.5%
United Technologies Corp.	1.4%
AT&T, Inc.	1.3%

Composition including fixed income credit quality (a)(i)
AAA	1.3%
AA	1.5%
A	3.7%
BBB	5.4%
BB	0.5%
CCC	0.1%
CC	0.1%
C (o)	0.0%
D (o)	0.0%
U.S. Government	14.3%
Federal Agencies	14.0%
Not Rated	0.1%
Non-Fixed Income	57.9%
Cash & Other	1.1%

Equity sectors
Financial Services	11.5%
Consumer Staples	7.0%
Health Care	6.9%
Energy	6.3%
Industrial Goods & Services	6.1%
Utilities & Communications	4.7%
Technology	3.8%
Leisure	3.5%
Retailing	2.8%
Basic Materials	2.6%
Autos & Housing	1.3%
Special Products & Services	0.9%
Transportation	0.5%

Portfolio Composition – continued

Fixed income sectors (i)
U.S. Treasury Securities	14.3%
Mortgage-Backed Securities	13.3%
High Grade Corporates	8.9%
Commercial Mortgage-Backed Securities	1.5%
Non-U.S. Government Bonds	0.9%
U.S. Government Agencies	0.7%
Emerging Markets Bonds	0.6%
High Yield Corporates	0.3%
Asset-Backed Securities	0.3%
Collateralized Debt Obligations	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 9/30/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2011, Class A shares of the MFS Total Return Fund (the “fund”) provided a total return of 0.14%, at net asset value. This compares with a return of 1.14% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), generated a return of 5.26%.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Detractors from Performance

Within the equity portion of the fund, a combination of stock selection and an overweight position in the financial services sector detracted from performance relative to the S&P 500 Index. Investment banking firm Goldman Sachs Group, financial services firms, Bank of New York Mellon, JPMorgan Chase, and Bank of America, and insurance company MetLife were among the fund’s top

Management Review – continued

relative detractors for the reporting period. Shares of these companies underperformed along with the broader financial sector amidst a weakening economic environment. Shares of Goldman were under additional pressure due to uncertainty surrounding the impact of the sovereign debt crisis and how it would affect financial institutions with Eurozone exposures, coupled with evidence of slowing economic trends in the U.S. and muted trends in capital markets activities.

Stock selection in the retailing sector, and a combination of stock selection and an underweight position in the technology sector, also weakened relative returns. Not holding shares of strong-performing internet retailer Amazon.com and computer and personal electronics maker Apple held back results. Shares of Apple rose due to increased sales of iPhones and iPads, which helped the company deliver revenue and earnings that were above expectations.

Elsewhere, holdings of oil and gas exploration and production company Apache and global automaker General Motors (b) dampened relative results. Not holding beverage manufacturer and distributor Coca-Cola also hurt as this stock outperformed the benchmark over the reporting period. Shares of Apache underperformed due to its relatively high exposure in the Gulf of Mexico and lack of production guidance from management.

Within the fixed income portion of the fund, a greater exposure to the financial sector detracted from performance relative to the Barclays Capital Index. Credit quality, particularly the fund’s greater exposure to BB rated (r) bonds, which underperformed the benchmark, also held back relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection in the industrial goods & services sector contributed to performance relative to the S&P 500 Index. The fund’s holdings of defense contractor Lockheed Martin supported relative performance. Shares rose as the company delivered better-than-expected earnings results with margins outpacing expectations across all of its business segments. In addition, the company raised its dividend by a third and substantially increased its share repurchase program.

Elsewhere, the fund’s avoidance of poor-performing financial services firm Citigroup, and the timing of ownership in shares of global consulting and outsourcing company Accenture, aided relative performance. Holdings of tobacco company Philip Morris International, and not holding shares of insurance and investment firm Berkshire Hathaway and global investment banking firm Morgan Stanley, also contributed to relative performance. Additionally, holdings of alcoholic drink producer Diageo (b), tobacco products manufacturer Reynolds American, oil and gas drilling equipment manufacturer National-Oilwell Varco (h), and voice and data communications services

Management Review – continued

company Vodafone Group were among the fund’s top relative contributors over the reporting period.

Within the fixed income portion of the fund, yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the middle portion (centered around maturities of 7 years) of the yield curve was a key contributor to performance relative to the Barclays Capital Index. The fund’s return from yield, which was greater than that of the benchmark, also aided relative returns.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

Note to Shareholders: Michael Roberge is no longer a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	0.14%	1.07%	4.15%	N/A
B	8/23/93	(0.60)%	0.40%	3.47%	N/A
C	8/01/94	(0.59)%	0.40%	3.47%	N/A
I	1/02/97	0.42%	1.41%	4.51%	N/A
R1	4/01/05	(0.58)%	0.37%	N/A	1.69%
R2	10/31/03	(0.08)%	0.87%	N/A	3.72%
R3	4/01/05	0.17%	1.12%	N/A	2.44%
R4	4/01/05	0.42%	1.39%	N/A	2.72%
529A	7/31/02	0.06%	0.93%	N/A	4.58%
529B	7/31/02	(0.60)%	0.27%	N/A	3.92%
529C	7/31/02	(0.66)%	0.27%	N/A	3.91%
Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		5.26%	6.53%	5.66%	N/A
Standard & Poor’s 500 Stock Index (f)		1.14%	(1.18)%	2.82%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(5.62)%	(0.12)%	3.54%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.52)%	0.07%	3.47%	N/A
C With CDSC (1% for 12 months) (x)		(1.57)%	0.40%	3.47%	N/A
529A With Initial Sales Charge (5.75%)		(5.70)%	(0.26)%	N/A	3.91%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(4.52)%	(0.06)%	N/A	3.92%
529C With CDSC (1% for 12 months) (x)		(1.64)%	0.27%	N/A	3.91%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2011 through September 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2011 through September 30, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Expenses Paid During Period (p) 4/01/11-9/30/11
A	Actual	0.77%	$1,000.00	$916.84	$3.70
	Hypothetical (h)	0.77%	$1,000.00	$1,021.21	$3.90
B	Actual	1.52%	$1,000.00	$914.00	$7.29
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
C	Actual	1.52%	$1,000.00	$913.77	$7.29
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
I	Actual	0.52%	$1,000.00	$917.99	$2.50
	Hypothetical (h)	0.52%	$1,000.00	$1,022.46	$2.64
R1	Actual	1.52%	$1,000.00	$913.95	$7.29
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
R2	Actual	1.02%	$1,000.00	$916.54	$4.90
	Hypothetical (h)	1.02%	$1,000.00	$1,019.95	$5.16
R3	Actual	0.77%	$1,000.00	$916.91	$3.70
	Hypothetical (h)	0.77%	$1,000.00	$1,021.21	$3.90
R4	Actual	0.51%	$1,000.00	$918.05	$2.45
	Hypothetical (h)	0.51%	$1,000.00	$1,022.51	$2.59
529A	Actual	0.84%	$1,000.00	$917.03	$4.04
	Hypothetical (h)	0.84%	$1,000.00	$1,020.86	$4.26
529B	Actual	1.59%	$1,000.00	$913.68	$7.63
	Hypothetical (h)	1.59%	$1,000.00	$1,017.10	$8.04
529C	Actual	1.59%	$1,000.00	$913.46	$7.63
	Hypothetical (h)	1.59%	$1,000.00	$1,017.10	$8.04

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.82%, 1.57%, and 1.57% for Classes 529A, 529B, and 529C, respectively; the actual expenses paid during the period would have been approximately $3.94, $7.53, and $7.53 for Classes 529A, 529B, and 529C, respectively; and the hypothetical expenses paid during the period would have been approximately $4.15, $7.94, and $7.94 for Classes 529A, 529B, and 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

9/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 57.7%
Issuer	Shares/Par	Value ($)

Aerospace - 4.2%
Honeywell International, Inc.	894,120	$39,260,809
Huntington Ingalls Industries, Inc. (a)	63,486	1,544,614
Lockheed Martin Corp.	1,289,110	93,640,950
Northrop Grumman Corp.	379,870	19,814,019
Precision Castparts Corp.	64,170	9,975,868
United Technologies Corp.	1,105,610	77,790,720

		$242,026,980
Alcoholic Beverages - 0.8%
Diageo PLC	2,285,469	$43,482,786

Apparel Manufacturers - 0.2%
NIKE, Inc., “B”	109,280	$9,344,533

Automotive - 0.6%
General Motors Co. (a)	321,110	$6,480,000
Johnson Controls, Inc.	1,000,190	26,375,010

		$32,855,010
Broadcasting - 1.9%
Omnicom Group, Inc.	807,600	$29,751,984
Viacom, Inc., “B”	1,030,370	39,916,534
Walt Disney Co.	1,344,420	40,547,707

		$110,216,225
Brokerage & Asset Managers - 0.8%
Blackrock, Inc.	139,157	$20,596,628
Charles Schwab Corp.	742,560	8,368,651
Franklin Resources, Inc.	171,900	16,440,516

		$45,405,795
Business Services - 0.9%
Accenture PLC, “A”	646,240	$34,043,923
Dun & Bradstreet Corp.	141,340	8,658,488
Fiserv, Inc. (a)	17,790	903,198
Western Union Co.	594,440	9,088,988

		$52,694,597

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 0.5%
Comcast Corp., “Special A”	1,426,240	$29,508,906

Chemicals - 1.8%
3M Co.	655,750	$47,076,292
Celanese Corp.	399,040	12,980,771
E.I. du Pont de Nemours & Co.	245,870	9,827,424
PPG Industries, Inc.	498,600	35,231,076

		$105,115,563
Computer Software - 1.4%
Check Point Software Technologies Ltd. (a)	204,180	$10,772,537
Microsoft Corp.	345,420	8,597,504
Oracle Corp.	2,042,970	58,714,958

		$78,084,999
Computer Software - Systems - 1.3%
Hewlett-Packard Co.	648,050	$14,548,723
International Business Machines Corp.	345,620	60,493,869

		$75,042,592
Construction - 0.6%
Pulte Homes, Inc. (a)	513,550	$2,028,522
Sherwin-Williams Co.	209,060	15,537,339
Stanley Black & Decker, Inc.	353,701	17,366,719

		$34,932,580
Consumer Products - 1.0%
Avon Products, Inc.	458,150	$8,979,740
Procter & Gamble Co.	592,508	37,434,655
Reckitt Benckiser Group PLC	174,537	8,824,048

		$55,238,443
Electrical Equipment - 1.4%
Danaher Corp.	1,355,070	$56,831,636
Tyco International Ltd.	564,130	22,988,298

		$79,819,934
Electronics - 0.7%
ASML Holding N.V.	339,062	$11,711,201
Intel Corp.	804,410	17,158,065
Microchip Technology, Inc.	270,620	8,418,988

		$37,288,254

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 2.3%
Anadarko Petroleum Corp.	180,780	$11,398,179
Apache Corp.	700,480	56,206,515
EOG Resources, Inc.	105,050	7,459,601
Noble Energy, Inc.	261,170	18,490,836
Occidental Petroleum Corp.	573,810	41,027,415

		$134,582,546
Energy - Integrated - 3.6%
Chevron Corp.	710,925	$65,774,781
EQT Corp.	237,680	12,682,605
Exxon Mobil Corp.	1,440,928	104,654,601
Hess Corp.	383,690	20,128,377
QEP Resources, Inc.	177,870	4,814,941

		$208,055,305
Engineering - Construction - 0.2%
Fluor Corp.	280,880	$13,074,964

Food & Beverages - 2.7%
General Mills, Inc.	781,650	$30,070,076
Groupe Danone	209,144	12,870,978
J.M. Smucker Co.	67,680	4,933,195
Kellogg Co.	229,610	12,212,956
Nestle S.A.	908,078	49,917,341
PepsiCo, Inc.	731,390	45,273,041

		$155,277,587
Food & Drug Stores - 0.8%
CVS Caremark Corp.	831,239	$27,913,006
Kroger Co.	408,970	8,980,981
Walgreen Co.	224,020	7,368,018

		$44,262,005
General Merchandise - 1.3%
Kohl’s Corp.	543,810	$26,701,071
Target Corp.	1,012,280	49,642,211

		$76,343,282
Health Maintenance Organizations - 0.1%
Aetna, Inc.	123,320	$4,482,682

Insurance - 3.7%
ACE Ltd.	682,780	$41,376,468

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Aon Corp.	648,600	$27,228,228
Chubb Corp.	217,360	13,039,426
MetLife, Inc.	1,781,420	49,897,574
Prudential Financial, Inc.	1,002,100	46,958,406
Travelers Cos., Inc.	724,003	35,280,666

		$213,780,768
Leisure & Toys - 0.6%
Hasbro, Inc.	791,550	$25,812,446
Mattel, Inc.	295,020	7,638,068

		$33,450,514
Machinery & Tools - 0.3%
Eaton Corp.	506,613	$17,984,762

Major Banks - 6.2%
Bank of America Corp.	4,863,490	$29,764,559
Bank of New York Mellon Corp.	2,867,578	53,308,275
Goldman Sachs Group, Inc.	675,352	63,854,532
JPMorgan Chase & Co.	3,365,931	101,381,842
PNC Financial Services Group, Inc.	425,029	20,482,147
State Street Corp.	850,380	27,348,221
SunTrust Banks, Inc.	223,680	4,015,056
Wells Fargo & Co.	2,265,570	54,645,548

		$354,800,180
Medical & Health Technology & Services - 0.3%
AmerisourceBergen Corp.	268,630	$10,011,840
Quest Diagnostics, Inc.	192,060	9,480,082

		$19,491,922
Medical Equipment - 2.3%
Becton, Dickinson & Co.	429,190	$31,468,211
Covidien PLC	328,160	14,471,856
Medtronic, Inc.	1,017,430	33,819,373
St. Jude Medical, Inc.	604,940	21,892,779
Thermo Fisher Scientific, Inc. (a)	609,890	30,884,830

		$132,537,049
Metals & Mining - 0.1%
Cliffs Natural Resources, Inc.	102,750	$5,257,718

Natural Gas - Distribution - 0.0%
AGL Resources, Inc.	49,170	$2,003,186

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 0.3%
Kinder Morgan, Inc.	183,640	$4,754,440
Williams Cos., Inc.	616,950	15,016,563

		$19,771,003
Network & Telecom - 0.4%
Cisco Systems, Inc.	1,557,910	$24,132,026

Oil Services - 0.4%
Schlumberger Ltd.	112,440	$6,716,041
Transocean, Inc.	347,840	16,605,882

		$23,321,923
Other Banks & Diversified Financials - 0.8%
MasterCard, Inc., “A”	40,792	$12,937,591
TCF Financial Corp.	612,570	5,611,141
Visa, Inc., “A”	224,740	19,264,713
Zions Bancorporation	429,910	6,048,834

		$43,862,279
Pharmaceuticals - 4.2%
Abbott Laboratories	1,318,850	$67,445,989
Bayer AG	121,429	6,673,250
Johnson & Johnson	1,342,060	85,502,643
Merck & Co., Inc.	232,540	7,606,383
Pfizer, Inc.	3,656,645	64,649,484
Roche Holding AG	61,402	9,878,458

		$241,756,207
Printing & Publishing - 0.1%
Moody’s Corp.	166,850	$5,080,583

Railroad & Shipping - 0.3%
Canadian National Railway Co.	140,140	$9,330,521
Union Pacific Corp.	68,100	5,561,727

		$14,892,248
Restaurants - 0.4%
McDonald’s Corp.	259,560	$22,794,559

Specialty Chemicals - 0.7%
Air Products & Chemicals, Inc.	445,650	$34,034,291
Airgas, Inc.	101,270	6,463,051

		$40,497,342

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 0.5%
Advance Auto Parts, Inc.	294,120	$17,088,372
Staples, Inc.	928,920	12,354,636

		$29,443,008
Telecommunications - Wireless - 0.9%
Vodafone Group PLC	17,704,728	$45,719,708
Vodafone Group PLC, ADR	108,900	2,793,285

		$48,512,993
Telephone Services - 1.5%
AT&T, Inc.	2,626,478	$74,907,153
CenturyLink, Inc.	324,997	10,763,901

		$85,671,054
Tobacco - 2.5%
Altria Group, Inc.	497,800	$13,346,018
Philip Morris International, Inc.	1,680,390	104,822,728
Reynolds American, Inc.	711,290	26,659,149

		$144,827,895
Trucking - 0.2%
United Parcel Service, Inc., “B”	220,060	$13,896,789

Utilities - Electric Power - 1.9%
American Electric Power Co., Inc.	419,980	$15,967,640
Entergy Corp.	124,140	8,229,241
NRG Energy, Inc. (a)	443,540	9,407,483
PG&E Corp.	594,480	25,152,449
PPL Corp.	815,090	23,262,669
Public Service Enterprise Group, Inc.	796,390	26,575,534

		$108,595,016
Total Common Stocks (Identified Cost, $3,105,846,368)		$3,313,496,592

Bonds - 40.7%
Agency - Other - 0.1%
Financing Corp., 9.65%, 2018	$2,850,000	$4,270,469

Asset-Backed & Securitized - 2.0%
Anthracite Ltd., “A”, CDO, FRN, 0.685%, 2017 (n)	$6,899,442	$6,416,481
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.837%, 2040 (z)	7,316,436	4,142,780
BlackRock Capital Finance LP, 7.75%, 2026 (n)	991,053	112,980

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	$7,902,859	$7,804,074
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	7,105,112	7,323,957
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2040	9,759,829	10,398,268
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	4,906,561	3,144,144
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	828,000	825,896
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	1,200,000	1,219,214
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.388%, 2041	2,279,327	2,427,732
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.005%, 2049	8,257,080	8,628,905
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.184%, 2051	12,669,291	13,440,775
Merrill Lynch Mortgage Trust, FRN, “A3”, 6.022%, 2050	1,948,101	2,050,519
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	9,759,829	10,248,162
Morgan Stanley Capital I, Inc., FRN, 1.187%, 2030 (i)(n)	30,094,983	844,375
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	2,700,064	2,718,060
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	8,242,000	4,477,368
Spirit Master Funding LLC, 5.05%, 2023 (z)	7,375,457	6,775,390
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.096%, 2051	18,785,000	19,782,915

		$112,781,995
Automotive - 0.2%
Toyota Motor Credit Corp., 3.2%, 2015	$3,480,000	$3,651,282
Toyota Motor Credit Corp., 3.4%, 2021	4,890,000	4,931,927

		$8,583,209
Broadcasting - 0.2%
Hearst-Argyle Television, Inc., 7.5%, 2027	$3,800,000	$3,209,795
News America, Inc., 8.5%, 2025	5,903,000	7,751,855

		$10,961,650
Cable TV - 0.4%
Cox Communications, Inc., 4.625%, 2013	$6,711,000	$7,056,610
DIRECTV Holdings LLC, 4.6%, 2021	7,320,000	7,516,959
Time Warner Entertainment Co. LP, 8.375%, 2033	7,170,000	9,350,103

		$23,923,672

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 0.2%
Kennametal, Inc., 7.2%, 2012	$8,542,000	$8,881,075

Consumer Services - 0.2%
Western Union Co., 5.4%, 2011	$10,085,000	$10,141,264

Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$3,942,000	$4,316,380

Emerging Market Quasi-Sovereign - 0.3%
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	$1,789,000	$1,778,474
Petrobras International Finance Co., 6.75%, 2041	1,511,000	1,563,885
Petroleos Mexicanos, 8%, 2019	4,145,000	5,056,900
Qtel International Finance Ltd., 6.5%, 2014 (n)	1,395,000	1,517,934
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	4,918,572	5,306,155

		$15,223,348
Emerging Market Sovereign - 0.2%
Republic of Peru, 7.35%, 2025	$551,000	$685,995
Russian Federation, 3.625%, 2015 (z)	12,000,000	11,790,000

		$12,475,995
Energy - Independent - 0.1%
Anadarko Petroleum Corp., 6.45%, 2036	$7,610,000	$8,049,774

Energy - Integrated - 0.5%
BP Capital Markets PLC, 4.5%, 2020	$1,661,000	$1,799,077
BP Capital Markets PLC, 4.742%, 2021	4,892,000	5,369,038
Hess Corp., 8.125%, 2019	1,740,000	2,242,709
Husky Energy, Inc., 5.9%, 2014	4,370,000	4,794,449
Husky Energy, Inc., 7.25%, 2019	4,453,000	5,456,038
Petro-Canada, 6.05%, 2018	9,475,000	11,006,046

		$30,667,357
Financial Institutions - 0.0%
General Electric Capital Corp., 5.45%, 2013	$2,383,000	$2,502,751

Food & Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc., 8%, 2039	$5,850,000	$8,697,330
Miller Brewing Co., 5.5%, 2013 (n)	7,006,000	7,517,396

		$16,214,726
Food & Drug Stores - 0.1%
CVS Caremark Corp., 6.125%, 2016	$6,630,000	$7,668,192

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 6%, 2016	$6,562,000	$6,863,150

Insurance - 0.3%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$8,503,000	$6,228,448
MetLife, Inc., 4.75%, 2021	1,810,000	1,883,616
Metropolitan Life Global Funding, 5.125%, 2013 (n)	3,340,000	3,505,724
Metropolitan Life Global Funding, 5.125%, 2014 (n)	1,320,000	1,425,684
Prudential Financial, Inc., 6.625%, 2040	2,420,000	2,615,125

		$15,658,597
Insurance - Property & Casualty - 0.2%
Chubb Corp., 6.375% to 2017, FRN to 2067	$8,200,000	$7,943,750
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)	770,000	763,232
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	2,925,000	2,530,125

		$11,237,107
International Market Quasi-Sovereign - 0.8%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$4,890,000	$5,169,693
ING Bank N.V., 3.9%, 2014 (n)	6,920,000	7,411,493
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	8,600,000	7,355,434
KFW International Finance, Inc., 4.875%, 2019	7,250,000	8,714,971
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	13,020,000	13,185,445
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	4,053,000	4,303,731

		$46,140,767
Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$5,815,000	$8,010,686

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$5,970,000	$6,835,626

Major Banks - 1.7%
ABN Amro Bank N.V., FRN, 2.023%, 2014 (n)	$11,580,000	$11,032,498
Bank of America Corp., 7.375%, 2014	2,825,000	2,912,665
Bank of America Corp., 5.49%, 2019	4,135,000	3,628,926
Bank of America Corp., 7.625%, 2019	3,980,000	4,180,660
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	3,200,000	2,448,000
Commonwealth Bank of Australia, 5%, 2019 (n)	3,930,000	4,080,433
Credit Suisse New York, 5.5%, 2014	8,200,000	8,668,589
Goldman Sachs Group, Inc., 5.625%, 2017	6,364,000	6,173,506
HSBC USA, Inc., 4.875%, 2020	4,130,000	3,873,378
JPMorgan Chase & Co., 6.3%, 2019	6,750,000	7,636,471

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
JPMorgan Chase Capital XXII, 6.45%, 2087	$3,143,000	$3,131,013
JPMorgan Chase Capital XXVII, 7%, 2039	816,000	818,938
Merrill Lynch & Co., Inc., 6.15%, 2013	6,790,000	6,793,266
Morgan Stanley, 6.625%, 2018	6,920,000	6,865,069
PNC Funding Corp., 5.625%, 2017	6,510,000	7,068,089
Royal Bank of Scotland PLC, 6.125%, 2021	6,760,000	6,682,699
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	8,740,000	6,740,533
Wachovia Corp., 5.25%, 2014	4,613,000	4,839,568

		$97,574,301
Medical & Health Technology & Services - 0.2%
CareFusion Corp., 6.375%, 2019	$6,240,000	$7,463,627
Hospira, Inc., 6.05%, 2017	5,813,000	6,704,313

		$14,167,940
Metals & Mining - 0.2%
ArcelorMittal, 9.85%, 2019	$3,451,000	$3,910,228
ArcelorMittal, 5.25%, 2020	4,930,000	4,404,718
Vale Overseas Ltd., 4.625%, 2020	1,631,000	1,582,070
Vale Overseas Ltd., 6.875%, 2039	1,269,000	1,364,175

		$11,261,191
Mortgage-Backed - 13.3%
Fannie Mae, 4.01%, 2013	$943,170	$979,935
Fannie Mae, 4.021%, 2013	2,942,646	3,064,808
Fannie Mae, 4.767%, 2013	525,397	542,828
Fannie Mae, 4.563%, 2014 - 2015	4,750,207	5,063,227
Fannie Mae, 4.63%, 2014	2,356,888	2,507,706
Fannie Mae, 4.778%, 2014	183,096	193,718
Fannie Mae, 4.842%, 2014	4,183,606	4,471,819
Fannie Mae, 4.88%, 2014 - 2020	1,457,241	1,582,240
Fannie Mae, 4.78%, 2015	2,270,566	2,480,206
Fannie Mae, 4.856%, 2015	633,640	691,038
Fannie Mae, 4.893%, 2015	2,821,523	3,100,031
Fannie Mae, 5.19%, 2015	1,318,741	1,455,165
Fannie Mae, 5.09%, 2016	2,000,000	2,221,905
Fannie Mae, 5.35%, 2016	656,054	731,855
Fannie Mae, 5.662%, 2016	1,206,032	1,364,358
Fannie Mae, 5.725%, 2016	2,060,973	2,288,022
Fannie Mae, 5.05%, 2017	2,446,382	2,719,105
Fannie Mae, 5.5%, 2017 - 2040	128,331,873	140,125,607
Fannie Mae, 6%, 2017 - 2037	69,790,232	77,288,422
Fannie Mae, 3.8%, 2018	801,733	860,531

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 3.91%, 2018	$1,192,381	$1,285,391
Fannie Mae, 4.5%, 2018 - 2041	31,437,711	33,588,833
Fannie Mae, 5%, 2018 - 2041	67,474,106	72,865,839
Fannie Mae, 7.5%, 2030 - 2032	778,429	910,348
Fannie Mae, 6.5%, 2031 - 2037	22,833,510	25,622,211
Freddie Mac, 6%, 2016 - 2037	39,868,012	44,060,164
Freddie Mac, 3.882%, 2017	2,574,445	2,781,632
Freddie Mac, 5%, 2017 - 2039	61,587,560	66,500,968
Freddie Mac, 3.154%, 2018	712,000	745,535
Freddie Mac, 4.5%, 2019 - 2035	21,955,270	23,325,293
Freddie Mac, 5.085%, 2019	6,789,000	7,725,986
Freddie Mac, 5.5%, 2019 - 2035	31,448,133	34,268,977
Freddie Mac, 3.808%, 2020	5,739,000	6,185,324
Freddie Mac, 4%, 2024	11,098,099	11,690,316
Freddie Mac, 6.5%, 2034 - 2037	11,687,392	13,093,136
Freddie Mac, 4%, 2040 - 2041	36,903,359	38,687,022
Ginnie Mae, 5.5%, 2032 - 2035	15,926,247	17,700,223
Ginnie Mae, 6%, 2032 - 2038	14,610,957	16,375,670
Ginnie Mae, 4.5%, 2033 - 2041	33,736,460	36,805,221
Ginnie Mae, 5%, 2033 - 2039	31,328,912	34,463,719
Ginnie Mae, 4%, 2041	18,691,341	20,027,227

		$762,441,561
Natural Gas - Pipeline - 0.3%
Enterprise Products Operating LLC, 6.5%, 2019	$5,184,000	$6,104,041
Kinder Morgan Energy Partners LP, 7.75%, 2032	2,520,000	3,149,561
Spectra Energy Capital LLC, 8%, 2019	5,327,000	6,693,722

		$15,947,324
Network & Telecom - 0.3%
Telecom Italia Capital, 5.25%, 2013	$4,186,000	$4,091,710
Verizon New York, Inc., 6.875%, 2012	11,404,000	11,735,400

		$15,827,110
Other Banks & Diversified Financials - 0.9%
American Express Co., 5.5%, 2016	$6,317,000	$7,067,794
Banco Bradesco S.A., 6.75%, 2019 (n)	3,383,000	3,501,405
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	2,600,000	2,316,335
Capital One Financial Corp., 6.15%, 2016	8,680,000	9,194,863
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	7,712,000	7,482,954
HSBC Holdings PLC, 5.1%, 2021	3,688,000	3,797,718
Nordea Bank AB, 4.875%, 2021 (z)	3,590,000	3,724,582
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	3,333,000	3,099,690

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Svenska Handelsbanken AB, 4.875%, 2014 (n)	$5,000,000	$5,283,460
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	8,770,000	6,511,725

		$51,980,526
Pharmaceuticals - 0.1%
Roche Holdings, Inc., 6%, 2019 (n)	$6,175,000	$7,544,510

Real Estate - 0.5%
Boston Properties, Inc., REIT, 5%, 2015	$2,006,000	$2,148,304
HCP, Inc., REIT, 5.375%, 2021	4,146,000	4,159,835
HRPT Properties Trust, REIT, 6.25%, 2016	11,278,000	12,105,963
Kimco Realty Corp., REIT, 6%, 2012	1,750,000	1,825,898
WEA Finance LLC, REIT, 6.75%, 2019 (n)	2,086,000	2,317,896
WEA Finance LLC, REIT, 4.625%, 2021 (n)	5,810,000	5,547,969

		$28,105,865
Retailers - 0.3%
Home Depot, Inc., 5.95%, 2041	$1,578,000	$1,876,783
Limited Brands, Inc., 5.25%, 2014	2,262,000	2,352,480
Wal-Mart Stores, Inc., 5.25%, 2035	12,347,000	14,168,343

		$18,397,606
Supranational - 0.1%
Asian Development Bank, 2.75%, 2014	$5,390,000	$5,686,407

Telecommunications - Wireless - 0.3%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$3,852,000	$4,329,644
Crown Castle Towers LLC, 4.883%, 2020 (n)	2,040,000	2,123,201
Rogers Communications, Inc., 6.8%, 2018	8,529,000	10,343,348

		$16,796,193
Transportation - Services - 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$6,381,000	$7,596,228

U.S. Government Agencies and Equivalents - 0.6%
Aid-Egypt, 4.45%, 2015	$9,559,000	$10,807,597
Small Business Administration, 4.35%, 2023	1,128,073	1,211,598
Small Business Administration, 4.77%, 2024	3,088,701	3,353,597
Small Business Administration, 5.18%, 2024	5,006,862	5,486,936
Small Business Administration, 5.52%, 2024	2,937,513	3,250,082
Small Business Administration, 4.99%, 2024	4,285,930	4,685,889
Small Business Administration, 4.95%, 2025	3,361,700	3,678,803

		$32,474,502

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - 14.2%
U.S. Treasury Bonds, 2%, 2013	$11,523,000	$11,938,012
U.S. Treasury Bonds, 8.5%, 2020	2,148,000	3,309,095
U.S. Treasury Bonds, 6%, 2026	6,445,000	9,228,434
U.S. Treasury Bonds, 6.75%, 2026	926,000	1,420,687
U.S. Treasury Bonds, 5.25%, 2029	24,601,000	33,599,578
U.S. Treasury Bonds, 5.375%, 2031	4,690,000	6,597,512
U.S. Treasury Bonds, 4.5%, 2036	5,928,000	7,675,835
U.S. Treasury Bonds, 5%, 2037	12,405,000	17,270,092
U.S. Treasury Bonds, 4.5%, 2039	88,043,000	115,240,011
U.S. Treasury Notes, 1.375%, 2012	31,456,100	31,607,246
U.S. Treasury Notes, 1.375%, 2012	33,218,000	33,624,156
U.S. Treasury Notes, 1.375%, 2013	43,903,000	44,549,559
U.S. Treasury Notes, 3.875%, 2013	9,952,000	10,444,932
U.S. Treasury Notes, 3.5%, 2013	25,000,000	26,333,000
U.S. Treasury Notes, 3.125%, 2013	65,703,000	69,409,043
U.S. Treasury Notes, 2.75%, 2013	54,555,000	57,299,771
U.S. Treasury Notes, 1.5%, 2013	16,019,000	16,443,247
U.S. Treasury Notes, 1.875%, 2014	28,430,000	29,511,676
U.S. Treasury Notes, 4.75%, 2014	2,962,000	3,298,003
U.S. Treasury Notes, 0.5%, 2014	21,032,000	21,086,262
U.S. Treasury Notes, 2.125%, 2015	119,795,000	126,411,278
U.S. Treasury Notes, 4.25%, 2015	856,000	973,031
U.S. Treasury Notes, 2.625%, 2016	4,568,000	4,926,661
U.S. Treasury Notes, 4.75%, 2017	2,870,000	3,455,658
U.S. Treasury Notes, 3.75%, 2018	4,535,000	5,246,074
U.S. Treasury Notes, 3.125%, 2019	52,370,000	58,343,427
U.S. Treasury Notes, 3.5%, 2020	58,751,000	67,283,408

		$816,525,688
Utilities - Electric Power - 1.1%
Bruce Mansfield Unit, 6.85%, 2034	$13,449,734	$14,391,216
Enel Finance International S.A., 6.25%, 2017 (n)	5,446,000	5,500,003
MidAmerican Funding LLC, 6.927%, 2029	12,485,000	15,799,131
Oncor Electric Delivery Co., 7%, 2022	8,725,000	10,994,940
PSEG Power LLC, 6.95%, 2012	6,285,000	6,522,089
PSEG Power LLC, 5.32%, 2016	5,099,000	5,639,244
System Energy Resources, Inc., 5.129%, 2014 (z)	1,658,609	1,700,273
Waterford 3 Funding Corp., 8.09%, 2017	4,576,028	4,579,415

		$65,126,311
Total Bonds (Identified Cost, $2,199,991,507)		$2,338,861,053

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.2%
Issuer	Shares/Par	Value ($)

Automotive - 0.1%
General Motors Co., 4.75%	197,800	$6,938,824

Utilities - Electric Power - 0.1%
PPL Corp., 9.5%	61,130	$3,386,602
Total Convertible Preferred Stocks (Identified Cost, $12,946,500)		$10,325,426

Money Market Funds (v) - 1.4%
MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	81,012,960	$81,012,960
Total Investments (Identified Cost, $5,399,797,335)		$5,743,696,031

Other Assets, Less Liabilities - 0.0%		1,302,166
Net Assets - 100.0%		$5,744,998,197

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $169,045,195, representing 2.94% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.837%, 2040	3/01/06	$7,316,436	$4,142,780
Nordea Bank AB, 4.875%, 2021	1/11/11	3,573,842	3,724,582
Russian Federation, 3.625%, 2015	4/22/10	11,953,764	11,790,000
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	7,303,447	6,775,390
System Energy Resources, Inc., 5.129%, 2014	4/16/04	1,658,608	1,700,273
Total Restricted Securities			$28,133,025
% of Net assets			0.5%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,318,784,375)	$5,662,683,071
Underlying affiliated funds, at cost and value	81,012,960
Total investments, at value (identified cost, $5,399,797,335)	$5,743,696,031
Cash	890,518
Receivables for
Investments sold	14,553,816
Fund shares sold	2,925,042
Interest and dividends	24,290,817
Other assets	55,749
Total assets	$5,786,411,973
Liabilities
Payables for
Distributions	$1,510,592
Investments purchased	29,061,035
Fund shares reacquired	7,827,150
Payable to affiliates
Investment adviser	114,740
Shareholder servicing costs	2,401,154
Distribution and service fees	124,388
Program manager fees	53
Payable for independent Trustees’ compensation	165,084
Accrued expenses and other liabilities	209,580
Total liabilities	$41,413,776
Net assets	$5,744,998,197
Net assets consist of
Paid-in capital	$6,301,017,463
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	343,949,567
Accumulated net realized gain (loss) on investments and foreign currency transactions	(905,275,806)
Undistributed net investment income	5,306,973
Net assets	$5,744,998,197
Shares of beneficial interest outstanding	435,397,517

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,898,883,284	295,708,257	$13.18
Class B	394,233,180	29,887,243	13.19
Class C	734,645,140	55,446,593	13.25
Class I	109,575,327	8,311,500	13.18
Class R1	15,441,106	1,172,244	13.17
Class R2	151,437,130	11,457,834	13.22
Class R3	153,259,473	11,617,378	13.19
Class R4	268,667,045	20,366,676	13.19
Class 529A	9,758,099	741,586	13.16
Class 529B	4,006,969	303,870	13.19
Class 529C	5,091,444	384,336	13.25

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $13.98 [100 / 94.25 x $13.18] and $13.96 [100 / 94.25 x $13.16], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$107,954,535
Dividends	93,109,257
Other	704,556
Dividends from underlying affiliated funds	118,771
Foreign taxes withheld	(524,263)
Total investment income	$201,362,856
Expenses
Management fee	$22,873,992
Distribution and service fees	27,203,861
Program manager fees	20,208
Shareholder servicing costs	9,115,940
Administrative services fee	642,253
Independent Trustees’ compensation	132,455
Custodian fee	286,905
Shareholder communications	295,025
Auditing fees	69,239
Legal fees	99,021
Miscellaneous	416,463
Total expenses	$61,155,362
Fees paid indirectly	(152)
Reduction of expenses by investment adviser and distributor	(30,192)
Net expenses	$61,125,018
Net investment income	$140,237,838
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$308,105,324
Foreign currency transactions	(31,713)
Net realized gain (loss) on investments and foreign currency transactions	$308,073,611
Change in unrealized appreciation (depreciation)
Investments	$(397,469,266)
Translation of assets and liabilities in foreign currencies	(6,844)
Net unrealized gain (loss) on investments and foreign currency translation	$(397,476,110)
Net realized and unrealized gain (loss) on investments and foreign currency	$(89,402,499)
Change in net assets from operations	$50,835,339

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2011	2010
Change in net assets
From operations
Net investment income	$140,237,838	$147,902,365
Net realized gain (loss) on investments and foreign currency transactions	308,073,611	36,954,375
Net unrealized gain (loss) on investments and foreign currency translation	(397,476,110)	281,937,693
Change in net assets from operations	$50,835,339	$466,794,433
Distributions declared to shareholders
From net investment income	$(136,677,591)	$(153,592,223)
Change in net assets from fund share transactions	$(693,498,790)	$(497,366,899)
Total change in net assets	$(779,341,042)	$(184,164,689)
Net assets
At beginning of period	6,524,339,239	6,708,503,928
At end of period (including undistributed net investment income of $5,306,973 and accumulated distributions in excess of net investment income of $4,201,553, respectively)	$5,744,998,197	$6,524,339,239

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.46	$12.84	$13.17	$16.86	$16.06
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.31	$0.34	$0.39	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.63	(0.31)	(2.36)	1.38
Total from investment operations	$0.04	$0.94	$0.03	$(1.97)	$1.82
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.36)	$(0.41)	$(0.48)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.32)	$(0.32)	$(0.36)	$(1.72)	$(1.02)
Net asset value, end of period	$13.18	$13.46	$12.84	$13.17	$16.86
Total return (%) (r)(s)(t)(x)	0.14	7.45	0.61	(12.77)	11.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.88	0.92	0.87	0.87
Expenses after expense reductions (f)	0.79	0.88	0.92	0.87	0.87
Net investment income	2.28	2.36	2.94	2.62	2.63
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$3,898,883	$4,357,041	$4,373,436	$5,025,291	$7,017,623

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.47	$12.84	$13.17	$16.85	$16.06
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.26	$0.29	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.64	(0.31)	(2.35)	1.37
Total from investment operations	$(0.07)	$0.87	$(0.05)	$(2.06)	$1.70
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)	$(0.28)	$(0.31)	$(0.37)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.21)	$(0.24)	$(0.28)	$(1.62)	$(0.91)
Net asset value, end of period	$13.19	$13.47	$12.84	$13.17	$16.85
Total return (%) (r)(s)(t)(x)	(0.60)	6.81	(0.05)	(13.30)	10.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.57	1.52	1.52
Expenses after expense reductions (f)	1.52	1.53	1.57	1.52	1.52
Net investment income	1.55	1.72	2.32	1.96	1.98
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$394,233	$574,454	$775,219	$1,148,445	$1,844,219

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.53	$12.90	$13.23	$16.92	$16.12
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.26	$0.29	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.64	(0.31)	(2.36)	1.38
Total from investment operations	$(0.07)	$0.87	$(0.05)	$(2.07)	$1.71
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)	$(0.28)	$(0.31)	$(0.37)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.21)	$(0.24)	$(0.28)	$(1.62)	$(0.91)
Net asset value, end of period	$13.25	$13.53	$12.90	$13.23	$16.92
Total return (%) (r)(s)(t)(x)	(0.59)	6.79	(0.04)	(13.30)	10.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.57	1.52	1.52
Expenses after expense reductions (f)	1.52	1.53	1.57	1.52	1.52
Net investment income	1.56	1.71	2.29	1.97	1.98
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$734,645	$840,204	$861,667	$1,014,651	$1,424,639

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.46	$12.84	$13.17	$16.85	$16.06
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.38	$0.44	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.63	(0.31)	(2.35)	1.37
Total from investment operations	$0.08	$0.99	$0.07	$(1.91)	$1.87
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.40)	$(0.46)	$(0.54)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.36)	$(0.37)	$(0.40)	$(1.77)	$(1.08)
Net asset value, end of period	$13.18	$13.46	$12.84	$13.17	$16.85
Total return (%) (r)(s)(x)	0.42	7.83	0.96	(12.40)	11.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.57	0.52	0.52
Expenses after expense reductions (f)	0.52	0.53	0.57	0.52	0.52
Net investment income	2.57	2.72	3.30	2.97	2.98
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$109,575	$98,214	$104,557	$155,134	$269,510

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.45	$12.83	$13.16	$16.84	$16.06
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.26	$0.29	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.63	(0.30)	(2.35)	1.38
Total from investment operations	$(0.07)	$0.86	$(0.04)	$(2.06)	$1.68
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)	$(0.29)	$(0.31)	$(0.36)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.21)	$(0.24)	$(0.29)	$(1.62)	$(0.90)
Net asset value, end of period	$13.17	$13.45	$12.83	$13.16	$16.84
Total return (%) (r)(s)(x)	(0.58)	6.76	(0.04)	(13.32)	10.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.57	1.56	1.66
Expenses after expense reductions (f)	1.52	1.53	1.57	1.56	1.62
Net investment income	1.56	1.71	2.29	1.93	1.83
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$15,441	$17,670	$16,811	$19,505	$16,936

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.50	$12.87	$13.20	$16.89	$16.10
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.32	$0.36	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.64	(0.31)	(2.36)	1.38
Total from investment operations	$0.01	$0.93	$0.01	$(2.00)	$1.76
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.34)	$(0.38)	$(0.43)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.29)	$(0.30)	$(0.34)	$(1.69)	$(0.97)
Net asset value, end of period	$13.22	$13.50	$12.87	$13.20	$16.89
Total return (%) (r)(s)(x)	(0.08)	7.35	0.46	(12.90)	11.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.07	1.05	1.22
Expenses after expense reductions (f)	1.02	1.03	1.07	1.05	1.17
Net investment income	2.06	2.21	2.79	2.45	2.30
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$151,437	$166,794	$152,115	$166,407	$102,667

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.47	$12.85	$13.18	$16.86	$16.07
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.32	$0.34	$0.40	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.64	(0.30)	(2.35)	1.38
Total from investment operations	$0.04	$0.96	$0.04	$(1.95)	$1.80
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.37)	$(0.42)	$(0.47)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.32)	$(0.34)	$(0.37)	$(1.73)	$(1.01)
Net asset value, end of period	$13.19	$13.47	$12.85	$13.18	$16.86
Total return (%) (r)(s)(x)	0.17	7.55	0.71	(12.65)	11.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.82	0.81	0.92
Expenses after expense reductions (f)	0.77	0.78	0.82	0.81	0.92
Net investment income	2.31	2.46	3.00	2.68	2.54
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$153,259	$160,057	$142,968	$106,360	$133,204

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.47	$12.85	$13.18	$16.86	$16.06
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.38	$0.43	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.63	(0.31)	(2.34)	1.36
Total from investment operations	$0.08	$0.99	$0.07	$(1.91)	$1.86
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.40)	$(0.46)	$(0.52)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.36)	$(0.37)	$(0.40)	$(1.77)	$(1.06)
Net asset value, end of period	$13.19	$13.47	$12.85	$13.18	$16.86
Total return (%) (r)(s)(x)	0.42	7.82	0.96	(12.42)	11.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.57	0.54	0.63
Expenses after expense reductions (f)	0.52	0.53	0.57	0.54	0.63
Net investment income	2.56	2.71	3.27	2.94	2.85
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$268,667	$291,138	$264,796	$257,120	$202,523

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.44	$12.82	$13.15	$16.83	$16.04
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.30	$0.33	$0.36	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.63	(0.31)	(2.35)	1.38
Total from investment operations	$0.03	$0.93	$0.02	$(1.99)	$1.77
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.35)	$(0.38)	$(0.44)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.31)	$(0.31)	$(0.35)	$(1.69)	$(0.98)
Net asset value, end of period	$13.16	$13.44	$12.82	$13.15	$16.83
Total return (%) (r)(s)(t)(x)	0.06	7.36	0.50	(12.88)	11.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.98	1.02	1.05	1.12
Expenses after expense reductions (f)	0.88	0.98	1.02	1.05	1.12
Net investment income	2.20	2.26	2.84	2.44	2.37
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$9,758	$8,965	$8,228	$13,149	$14,753

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.46	$12.84	$13.17	$16.85	$16.06
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.25	$0.27	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.64	(0.31)	(2.35)	1.37
Total from investment operations	$(0.07)	$0.85	$(0.06)	$(2.08)	$1.66
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.27)	$(0.29)	$(0.33)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.20)	$(0.23)	$(0.27)	$(1.60)	$(0.87)
Net asset value, end of period	$13.19	$13.46	$12.84	$13.17	$16.85
Total return (%) (r)(s)(t)(x)	(0.60)	6.65	(0.14)	(13.44)	10.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.67	1.70	1.77
Expenses after expense reductions (f)	1.61	1.63	1.67	1.70	1.77
Net investment income	1.47	1.61	2.19	1.79	1.72
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$4,007	$4,828	$4,609	$5,018	$5,809

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.53	$12.90	$13.23	$16.92	$16.12
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.25	$0.27	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.65	(0.31)	(2.36)	1.38
Total from investment operations	$(0.08)	$0.86	$(0.06)	$(2.09)	$1.67
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.27)	$(0.29)	$(0.33)
From net realized gain on investments	—	—	—	(1.31)	(0.54)
Total distributions declared to shareholders	$(0.20)	$(0.23)	$(0.27)	$(1.60)	$(0.87)
Net asset value, end of period	$13.25	$13.53	$12.90	$13.23	$16.92
Total return (%) (r)(s)(t)(x)	(0.66)	6.69	(0.14)	(13.45)	10.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.67	1.70	1.77
Expenses after expense reductions (f)	1.61	1.63	1.67	1.70	1.77
Net investment income	1.47	1.60	2.18	1.79	1.72
Portfolio turnover	24	32	56	53	45
Net assets at end of period (000 omitted)	$5,091	$4,973	$4,100	$4,372	$5,342

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued

Notes to Financial Statements – continued

at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published

Notes to Financial Statements – continued

prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,111,847,900	$—	$—	$3,111,847,900
United Kingdom	2,793,287	98,026,543	—	100,819,830
Switzerland	—	59,795,799	—	59,795,799
France	—	12,870,978	—	12,870,978
Netherlands	11,711,202	—	—	11,711,202
Israel	10,772,537	—	—	10,772,537
Canada	9,330,522	—	—	9,330,522
Germany	—	6,673,250	—	6,673,250
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	853,270,659	—	853,270,659
Non-U.S. Sovereign Debt	—	79,526,517	—	79,526,517
Corporate Bonds	—	362,036,623	—	362,036,623
Residential Mortgage-Backed Securities	—	772,894,113	—	772,894,113
Commercial Mortgage-Backed Securities	—	83,966,108	—	83,966,108
Asset-Backed Securities (including CDOs)	—	18,363,335	—	18,363,335
Foreign Bonds	—	168,803,698	—	168,803,698
Mutual Funds	81,012,960	—	—	81,012,960
Total Investments	$3,227,468,408	$2,516,227,623	$—	$5,743,696,031

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in

Notes to Financial Statements – continued

interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior

Notes to Financial Statements – continued

to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/11	9/30/10
Ordinary income (including any short-term capital gains)	$136,677,591	$153,592,223

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/11
Cost of investments	$5,573,044,837
Gross appreciation	400,042,959
Gross depreciation	(229,391,765)
Net unrealized appreciation (depreciation)	$170,651,194
Undistributed ordinary income	16,901,105
Capital loss carryforwards	(732,028,304)
Other temporary differences	(11,543,261)

As of September 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/18	$(732,028,304)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/11	Year ended 9/30/10
Class A	$98,123,100	$107,047,715
Class B	7,513,808	11,937,410
Class C	12,571,969	15,335,907
Class I	2,758,884	2,769,820
Class R1	264,315	314,657
Class R2	3,417,612	3,719,427
Class R3	3,827,537	3,986,050
Class R4	7,838,956	8,113,449
Class 529A	215,036	207,046
Class 529B	68,423	81,068
Class 529C	77,951	79,674
Total	$136,677,591	$153,592,223

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2011 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Effective December 1, 2007, if at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $11.5 billion and the total expenses for Class A exceed 0.87% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.87% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $12.5 billion and the total expenses for Class A exceed 0.85% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.85% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least November 30, 2012. For the year ended September 30, 2011, the fund’s fiscal year-to-date average daily net assets did not exceed the limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $674,035 and $5,271 for the year ended September 30, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.28%	$12,097,781
Class B	0.75%	0.25%	1.00%	1.00%	5,112,563
Class C	0.75%	0.25%	1.00%	1.00%	8,413,295
Class R1	0.75%	0.25%	1.00%	1.00%	174,653
Class R2	0.25%	0.25%	0.50%	0.50%	853,970
Class R3	—	0.25%	0.25%	0.25%	421,294
Class 529A	—	0.25%	0.25%	0.27%	27,030
Class 529B	0.75%	0.25%	1.00%	1.00%	48,655
Class 529C	0.75%	0.25%	1.00%	1.00%	54,620
Total Distribution and Service Fees					$27,203,861

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2011 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. This agreement terminated on January 1, 2011. Effective January 1, 2011, all Class A assets are subject to the full service fee of 0.25%. Effective January 1, 2011, the 0.10% Class A and Class 529A distribution fees were eliminated.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2011, were as follows:

Amount
Class A	$3,831
Class B	476,441
Class C	36,051
Class 529B	512
Class 529C	77

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive 0.05% of this annual fee. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until January 31, 2013, after which MFD may eliminate this waiver without a vote of the fund’s

Notes to Financial Statements – continued

Board of Trustees. For the year ended September 30, 2011, this waiver amounted to $2,523 and is reflected as a reduction of total expenses in the Statement of Operations. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2011, were as follows:

Amount
Class 529A	$9,881
Class 529B	4,865
Class 529C	5,462
Total Program Manager Fees	$20,208

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2011, the fee was $2,671,492, which equated to 0.0408% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,444,448.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2011 was equivalent to an annual effective rate of 0.0098% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those

Notes to Financial Statements – continued

former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $7,366 and the Retirement Deferral plan resulted in an expense of $6,815. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $115,665 at September 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $48,961 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $60,547 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $27,669, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$564,806,566	$722,959,898
Investments (non-U.S. Government securities)	$1,009,547,114	$1,570,536,785

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,851,938	$479,925,530	41,276,546	$545,354,152
Class B	2,621,550	37,213,120	3,606,024	47,613,500
Class C	5,654,462	80,574,076	7,792,674	103,193,442
Class I	2,981,170	42,334,153	1,411,473	18,635,058
Class R1	203,825	2,887,014	341,802	4,515,092
Class R2	2,938,367	41,750,370	3,999,596	52,931,509
Class R3	4,261,211	60,382,900	3,792,095	49,990,877
Class R4	5,112,223	72,144,871	6,025,693	79,409,942
Class 529A	131,729	1,859,153	109,934	1,445,553
Class 529B	20,520	291,658	38,058	502,468
Class 529C	90,505	1,283,670	110,939	1,470,872
	57,867,500	$820,646,515	68,504,834	$905,062,465
Shares issued to shareholders in reinvestment of distributions
Class A	6,104,018	$86,505,462	7,218,202	$94,564,262
Class B	469,825	6,652,767	815,567	10,679,977
Class C	627,672	8,929,840	833,078	10,964,272
Class I	152,613	2,161,428	181,346	2,374,339
Class R1	18,685	264,196	24,030	314,559
Class R2	209,396	2,974,251	243,638	3,200,702
Class R3	268,723	3,810,328	303,185	3,975,337
Class R4	434,978	6,171,585	451,215	5,917,506
Class 529A	15,196	214,906	15,824	206,964
Class 529B	4,831	68,392	6,188	81,055
Class 529C	5,481	77,946	6,049	79,653
	8,311,418	$117,831,101	10,098,322	$132,358,626

Notes to Financial Statements – continued

	Year ended 9/30/11		Year ended 9/30/10
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(67,870,559)	$(962,247,236)	(65,376,179)	$(861,325,401)
Class B	(15,860,466)	(224,663,280)	(22,119,618)	(292,576,167)
Class C	(12,947,123)	(184,129,899)	(13,296,093)	(176,009,851)
Class I	(2,117,744)	(29,960,864)	(2,438,811)	(32,218,184)
Class R1	(363,889)	(5,161,739)	(362,204)	(4,777,494)
Class R2	(4,049,455)	(57,653,868)	(3,699,645)	(49,003,391)
Class R3	(4,794,311)	(67,907,378)	(3,338,487)	(44,041,365)
Class R4	(6,793,992)	(96,963,729)	(5,468,829)	(72,045,820)
Class 529A	(72,478)	(1,022,694)	(100,406)	(1,319,146)
Class 529B	(80,114)	(1,129,983)	(44,466)	(583,747)
Class 529C	(79,288)	(1,135,736)	(67,040)	(887,424)
	(115,029,419)	$(1,631,976,406)	(116,311,778)	$(1,534,787,990)
Net change
Class A	(27,914,603)	$(395,816,244)	(16,881,431)	$(221,406,987)
Class B	(12,769,091)	(180,797,393)	(17,698,027)	(234,282,690)
Class C	(6,664,989)	(94,625,983)	(4,670,341)	(61,852,137)
Class I	1,016,039	14,534,717	(845,992)	(11,208,787)
Class R1	(141,379)	(2,010,529)	3,628	52,157
Class R2	(901,692)	(12,929,247)	543,589	7,128,820
Class R3	(264,377)	(3,714,150)	756,793	9,924,849
Class R4	(1,246,791)	(18,647,273)	1,008,079	13,281,628
Class 529A	74,447	1,051,365	25,352	333,371
Class 529B	(54,763)	(769,933)	(220)	(224)
Class 529C	16,698	225,880	49,948	663,101
	(48,850,501)	$(693,498,790)	(37,708,622)	$(497,366,899)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2011, the fund’s commitment fee and interest expense were $54,473 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Fair Fund Settlement

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, any undistributed amounts could be designated “residual” and distributed to the fund and certain other affected MFS retail funds for the benefit of fund shareholders. In November 2010, the SEC issued an order designating certain undistributed amounts residual and ordering that such amounts be distributed to the affected MFS retail funds. The SEC order designated other undistributed amounts for use in funding certain additional distribution efforts to eligible shareholders. As a result of the SEC’s approval of the residual payments, the fund received $1,090,461 in November 2010. These additional distribution efforts were completed in 2011. The final residual payment of $649,872 was recorded by the fund in August 2011, in accordance with an SEC order designating remaining undistributed amounts as residual and ordering that such amounts be distributed to the affected MFS retail funds. No further residual amounts are to be received by the fund.

(8)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	77,437,958	1,127,600,816	(1,124,025,814)	81,012,960

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$118,771	$81,012,960

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of

MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2011

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The NielsenCompany (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 69)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 56)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 53)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 55.50% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2011 and 2010, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2011	2010
Fees billed by Deloitte:
MFS Research Fund	39,360	38,940
MFS Total Return Fund	58,834	58,203

	Audit Fees
	2011	2010
Fees billed by E&Y:
MFS International New Discovery Fund	42,972	42,513

For the fiscal years ended September 30, 2011 and 2010, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,052	5,986	601	2,035
To MFS Total Return Fund	0	0	8,374	8,283	601	2,035
Total fees billed by Deloitte To above Funds:	0	0	14,426	14,269	1,202	4,070
To MFS and MFS Related Entities of MFS Research Fund*	577,704	1,333,877	0	0	113,100	0
To MFS and MFS Related Entities of MFS Total Return Fund*	577,704	1,333,877	0	0	113,100	0

	2011	2010
Aggregate fees for non-audit services:
To MFS Research Fund, MFS and MFS Related Entities#	1,121,673	1,666,723
To MFS Total Return Fund, MFS and MFS Related Entities#	1,123,995	1,669,020

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees
	2011	2010	2011	2010	2011	2010
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	8,248	8,101	0	0
To MFS and MFS Related Entities of MFS International New Discovery Fund*	0	0	0	0	0	0

	2011	2010
Aggregate fees for non-audit services:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	109,612	246,589

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: November 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: November 15, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2011

*	Print name and title of each signing officer under his or her signature.